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                                                                      EXHIBIT 99
                                AGREEMENT OF SALE

      THIS AGREEMENT OF SALE (the "AGREEMENT") is dated as of the "Effective Date" (defined below) between GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, of P.O. Box 235169, Encinitas, California 92023 ("PURCHASER"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106 ("SELLER").

                                    RECITALS

      Seller is the owner of certain real property and improvements thereon located at the address set forth in the Fundamental Sale Provisions below.

            Purchaser desires to purchase, and Seller is willing to sell said property upon the terms and conditions set out hereinafter.

      NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser hereby agree as follows:

      1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

LAND: Collectively, those ten (10) parcels of real property commonly known under the addresses set forth in attached and incorporated Exhibit "A" and legally described in attached and incorporated Exhibits "B-1 through B-10".

LEASE: Collectively, those ten (10) Leases described in attached and incorporated Exhibit "C" (collectively, the "LEASES" and individually, a "LEASE"), between Seller, as landlord, and each "Tenant" (as defined in Exhibit "C"), as guaranteed by a guarantor pursuant to a "Guaranty" (as defined in Exhibit "C").

RENT ROLL:        The rent roll set forth on attached and incorporated Exhibit
                  "C-1" setting forth the salient terms of the Leases.

DEPOSIT: An aggregate of $200,000.00, payable as set forth in Section 3 below.

SUBJECT STATE:    The state in which each "Property" (defined below) is located, as the context may provide.

PURCHASE PRICE:   $17,125,000.00, payable as set forth in Section 3 below. The allocation of the Purchase Price among the "Properties"
                  (defined below) is set forth in Exhibit "A".

TITLE COMPANY:    LandAmerica Commercial Services - New York City Office
                  655 Third Avenue New York, New York 10017
                  Attention: Craig S.Feder, Vice President
                  Phone: (212) 949-0100
                  Fax:(212) 949-2438
                  Email: cfeder@landam.com

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                  Liane Carpenter, CS Title Officer
                  Phone: (212) 973-4802
                  Fax: (212) 949-2438
                  Email: lianecarpenter@landam.com

INSPECTION        Sixty (60) days after the Effective Date.
PERIOD:

CLOSING: The sixtieth (60th) day (if not a business day, then the immediately succeeding business day) following the expiration or Purchaser's earlier waiver of the Inspection Period.

BROKER:           CB Richard Ellis

EXPIRATION DATE
OF THE OFFER:     If Seller fails to return a fully executed and dated original of this Agreement to Purchaser by February 17, 2005, then
                  Purchaser's offer under this Agreement will be deemed void and of no further force and effect.

EFFECTIVE DATE:   The date that the last of the parties signing this Agreement executes the same and delivers its executed counterpart to the other party.

      2. AGREEMENT TO SELL AND CONVEY. Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, subject to the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Property, together with all of Seller's right, title and interest, if any, in and to:

            A. all buildings, structures and improvements on the Land (the "IMPROVEMENTS"; together with the Land, the "PROJECT");

            B. all of the easements benefiting, and rights of access appurtenant to, the Land;

            C. all and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

            D. the Leases together with all prepaid rentals (to the extent applicable) to a period beyond the date of Closing, any security deposits held by Seller as of the date of Closing and Seller's interest in the Guaranty, if any.

All of the foregoing set forth under subparagraphs (A) through (D) are collectively referred to as the "PROPERTY" or "PROPERTIES".

      3. PURCHASE PRICE; DEPOSIT. The Purchase Price shall be payable as follows:

           A. Deposit. Within three (3) business days after the Effective Date, Purchaser shall deposit with the Title Company $100,000.00 of the Deposit to be held pursuant to the terms of the Earnest Money Escrow Agreement set forth on attached and incorporated Exhibit "D". Within three (3) business days after the expiration or Purchaser's earlier waiver of the Inspection Period, Purchaser will deposit the remaining $100,000.00 of the Deposit with the Title Company under the terms of the Earnest Money Escrow Agreement thereby increasing the total deposits to $200,000.00.

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            B.    If the Closing occurs, the Deposit shall be paid to Seller and credited against the Purchase Price at Closing. If the Closing does not occur in accordance with the terms of this Agreement, the Deposit shall be held and delivered as provided this Agreement.

            C. The Deposit shall: (i) be held in an interest-bearing escrow account by the Title Company in an institution as directed by Purchaser and reasonably acceptable to Seller; and (ii) include any interest earned thereon. To allow the interest bearing account to be opened, Purchaser will provide the Title Company with its tax identification or social security numbers.

            D. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable but for Seller's default.

            E. Balance of Purchase Price. The balance of the Purchase Price, plus or minus closing adjustments, as the case may be, less the Deposit, shall be deposited by Purchaser with the Title Company not later than three (3) business days prior to Closing by wire transfer of immediately available U.S. funds in exchange for deeds in form required by the jurisdiction in which the Properties are located whereby Seller only warrants against its own acts and/or omissions substantially in the form set forth as Exhibits "E-1 through E-10" attached hereto (collectively, the "DEEDS"), conveying title to Purchaser subject to the "Permitted Exceptions" (defined below).

      4. DUE DILIGENCE ITEMS. Within three (3) business days (unless otherwise provided) after the Effective Date, and at its sole cost and expense, Seller shall furnish (to the extent in its possession) or cause the Broker to furnish to Purchaser the following items (collectively, the "DUE DILIGENCE ITEMS"):

            A. Within fourteen (14) days after the Effective Date, and provided Purchaser has delivered to Seller evidence that the initial $100,000.00 of the Deposit has been tendered to the Title Company, Seller shall provide commitments for owner's policies of title insurance on the Project (collectively, the "TITLE COMMITMENTS", and individually, each a "TITLE COMMITMENT"), each of which shall (i) be issued by Title Company in favor of Purchaser, (ii) provide for aggregate coverage in an amount equal to the Purchase Price, (iii) show the state and quality of title to the Property together with all liens, encumbrances and other charges and items affecting the Property, and (iv) be accompanied by legible copies of all documents referenced in the Title Commitments. Any endorsements to the Title Commitments shall be obtained by Purchaser at Purchaser's sole cost and expense;

            B. copies of the existing ALTA as-built surveys of the Land (collectively, the "SURVEYS", and individually, each a "SURVEY"). In addition, during the Inspection Period, Seller will deliver updated versions of the Surveys to Purchaser, the costs of such updated Surveys to be paid for by Purchaser;

            C. copies of the existing "Phase I" environmental assessments of the Project. In addition, during the Inspection Period, Seller will deliver updated versions of the environmental assessments to Purchaser, the costs of such updated environmental assessments to be paid for by Purchaser;

            D.    copies of certificates of insurance provided by each Tenant;

            E. certificates of occupancy for the Properties located in Mt. Vernon, IL, Plano, TX, San Antonio, TX, Virginia Beach, VA, Hurst, TX and Macomb, MI; and

            F.    complete copies of the Leases, along with any Guaranty.

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            Purchaser shall acknowledge in writing its receipt of each Due
Diligence Item and immediately deliver such acknowledgement to Seller. Within fourteen (14) days after the Effective Date, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received) or Purchaser shall be deemed to have received all of the Due Diligence Items.

            Purchaser acknowledges and agrees that except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, investors and/or prospective investors (collectively, the "PERMITTED OUTSIDE PARTIES") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser.

            At such time as this Agreement is terminated for any reason other than Seller's default, Purchaser shall return to Seller all of the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, along with copies of any and all reports, tests or studies relating to the Property that Purchaser has obtained. In the event this Agreement is terminated as a result of Seller's default, Purchaser shall return all the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, except for copies of such Due Diligence Items that are directly related to or evidence such Seller default. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

            Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties other than Seller and in most instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that except as specifically set forth herein: (i) neither Seller nor any of its partners, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof and Purchaser has not relied on the truth or completeness of the Due Diligence Items; and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items and is providing the Due Diligence Items or making the Due Diligence Items available to Purchaser solely as an accommodation to Purchaser.

            5.    CONDITIONS PRECEDENT.

                  A.    Conditions Precedent to Purchaser's Obligations.

                        (i) During, but in no event later than the expiration of, the Inspection Period, Purchaser shall give Seller written notice indicating whether the Due Diligence Items, the condition of the Property, or title thereto is unsatisfactory and specifying any matters disclosed therein which are not satisfactory or to which Purchaser otherwise objects (the "OBJECTION NOTICE"). In the event Seller fails to receive the Objection Notice timely, Purchaser shall be deemed to have accepted the condition of the Property as disclosed in the Due Diligence Items, at which time, Purchaser's Deposit shall become non-refundable but for Seller's default. Seller acknowledges that during the Inspection Period Purchaser will be trying to create a master lease covering all of the Properties.

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                        (ii)  In the event that either: (i) Purchaser indicates
in the Objection Notice that the Property or the Due Diligence Items are not satisfactory in any respect; or (ii) Purchaser discovers and informs Seller in writing of or Seller informs Purchaser of any change in the status of title to the Property occurring after the Effective Date and resulting in an encumbrance thereon in addition to the Leases and the Permitted Exceptions (each a "TITLE DEFECT"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such items or Title Defect to the satisfaction of Purchaser and accordingly modify the Title Commitments. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option: (1) waive any of its objections to the condition of the Property described in the Due Diligence Items and set forth in the Objection Notice or relating to the Title Defect, without any adjustment in the Purchase Price; or
(2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein.

                        (iii) If any new Title Defects arise after the expiration or waiver of the Inspection Period and prior to Closing, Seller may promptly undertake to eliminate such new Title Defects to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such new Title Defects to the satisfaction of Purchaser. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over such new Title Defects by the Closing (which Seller may extend by up to ten (10) business days in order to cure and remove (or procure title insurance over) the same), Purchaser may, at its option: (1) waive any of its objections to the new Title Defects, without any adjustment in the Purchase Price; or (2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller by the Closing Date (as the same may have been extended by Seller under this subparagraph (iii)). In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein. Notwithstanding the foregoing terms of this subparagraph (iii) to the contrary, if the new Title Defect was the result of a Tenant's acts or omission to act and is required to be removed by such Tenant pursuant to the terms of its Lease, then Purchaser shall have automatically elected to proceed in accordance with option (1) under this subparagraph (iii).

                        (iv) Upon expiration or Purchaser's earlier waiver of the Inspection Period, Seller will make a one time request from each Tenant for a current estoppel certificate and a subordination, non-disturbance and attornment agreement ("SNDA") in the form contemplated by the Leases, if any. If the form of Tenant estoppel certificate and SNDA is not prescribed by the Leases and Purchaser submits to Seller the form of estoppel and SNDA either preferred by it or required by its lender, if any, prior to the expiration of the Inspection Period, Seller will submit such form of estoppel and SNDA to each Tenant if such form is reasonable as determined by Seller. Notwithstanding anything contained herein to the contrary, in the event that Seller is unable to provide the estoppel and SNDA required by at least eighty percent (80%) ("THRESHOLD") of the Leases or any Tenant alleges that there are outstanding material events of default under the Leases which cannot be resolved to Purchaser's reasonable satisfaction by the Closing Date, then Purchaser's sole remedy shall be to terminate this Agreement and receive the prompt return of the Deposit. Seller shall be under no obligation to update such estoppel certificate and/or SNDA received from any Tenant. Purchaser acknowledges and agrees that the Threshold is comprised of the Leases and those other "Leases" (as defined in the "Separate Agreement" (defined below)).

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                        (v)   Purchaser acknowledges that certain of the Leases
provide the Tenant with a right of first refusal (as disclosed on Exhibit "C") to purchase the Property subject to the terms of such Lease ("RIGHT OF FIRST REFUSAL"). Promptly following the Effective Date, Seller will use commercially reasonable efforts to cause any Tenant that has a Right of First Refusal to, on or before the expiration of the Inspection Period, either waive or elect to purchase such Property. If any such Tenant: (a) fails to respond to Seller's notice within the time period specified in such Lease, then such Tenant will be deemed to have waived its Right of First Refusal; and (b) elects to exercise its Right of First Refusal for a Property (1) such Property will be removed from this Agreement, (2) the Purchase Price will be reduced by the amount allocated to such Property as reflected in Exhibit "C", and (3) Seller will reimburse Purchaser for all due diligence costs incurred by Purchaser in performing its due diligence investigations with respect to such Property, by providing Purchaser with a credit against the Purchase Price at Closing.

            B. Conditions Precedent to Seller's Obligations. If, prior to the expiration of the Inspection Period, Seller is unable to arrange, upon terms and conditions satisfactory to Seller, in its sole and absolute discretion, to payoff Seller's existing loan secured by the Properties, Seller may, at its option, terminate this Agreement by written notice to Purchaser in which event, the Deposit will be returned to Purchaser.

      6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to: (i) all property taxes and assessments not yet due and payable; (ii) all matters created by or on behalf of Purchaser, including, without limitation, any documents or instruments to be recorded as part of any financing of the Property by Purchaser; and (iii) any easements, liens, exceptions and other encumbrances noted in the Title Commitments, the Surveys and the Leases (collectively, the "PERMITTED EXCEPTIONS").

      7.    REPRESENTATIONS AND WARRANTIES.

            A. Seller. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the Effective Date, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual, conscious knowledge, without duty of inquiry:

                  (i) Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and, to the extent necessary, is qualified to conduct business in Delaware and the States in which the Properties are located. This Agreement has been duly authorized, executed and delivered by Seller, is the legal, valid and binding obligation of Seller, and does not, to Seller's knowledge, violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject;

                  (ii) Except as otherwise disclosed on attached and incorporated Schedule "1", Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

                  (iii) Except as otherwise disclosed on attached and incorporated Schedule "2", there are no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

                  (iv) Except as otherwise disclosed on attached and incorporated Schedule "3", there is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental taking or proceeding relating to the Property or any part thereof;

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                  (v)   The Rent Roll is true, correct and complete in all
material respects;

                  (vi) Seller has delivered to Purchaser true, correct and complete copies of the Leases, including any amendments, extensions or modifications;

                  (vii) To Seller's knowledge, there are no commissions or other fees payable with regard to the execution of any of the Leases or with regard to any renewals, extensions or expansions (whether due to options previously or hereafter exercised or separate negotiations);

                  (viii) To Seller's knowledge, there are no service or maintenance contracts affecting the Properties which Purchaser, as prospective owner of the Properties, will be required to assume or pay; and

                  (ix) Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

            Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of one
(1) year. If, prior to Closing, Purchaser received written notice from Seller or from any other source that any material representation or warranty of Seller is untrue and cannot be remedied or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event the Deposit shall be refunded to Purchaser, and except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within five (5) days after having knowledge of such the existence of any untrue material representation or warranty, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the same. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the Effective Date through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the Effective Date.

            B. Purchaser. Purchaser represents and warrants to Seller (which is true and correct as of the Effective Date, and shall be true and correct as of the date of Closing) that Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and, to the extent necessary, is qualified to conduct business in Delaware and the States in which the Properties are located. This Agreement has been duly authorized, executed and delivered by Purchaser, is the legal, valid and binding obligation of Purchaser, and does not, to Purchaser's knowledge, violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser is subject.

      8.    COVENANTS OF SELLER.

            A. From and after the Effective Date and until the date of Closing, Seller shall: (i) keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Leases;
(ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend any Lease without the

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prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

            B. From and after the Effective Date and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.

      9. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute such letter of escrow instructions, any amendments thereto and all directions or communications thereunder.

      10. SELLER'S OBLIGATIONS AT THE CLOSING. No later than three (3) business days prior to Closing, Seller shall:

            A. execute and deliver to Purchaser the Deeds conveying the Property;

            B. execute and deliver to Purchaser a bill of sale conveying any personal property owned by Seller and located on any Property, without warranty, express or implied, as to merchantability, title, use and fitness for any purpose;

            C. cause the Title Company to furnish to Purchaser owner's policies of title insurance pursuant to the Title Commitments (collectively, the "TITLE POLICIES", and individually, each a "TITLE POLICY");

            D. execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            E. execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Leases in substantially the form attached hereto as Exhibit "F" (the "ASSIGNMENT"), together with such consents to and notices of such assignment as may be required under the Leases;

            F. execute and deliver to Purchaser a Non-Foreign Persons Affidavit in the form attached hereto as Exhibit "G";

            G. deliver to Purchaser an original of each estoppel certificate and SNDA, in accordance with the terms of Section 5A(iv) of this Agreement, from each Tenant in the form required by the Leases;

            H. execute and deliver to Purchaser a "Notice to Tenant" substantially in the form attached hereto as Exhibit "H"; and

            I. execute and deliver to Purchaser such other documents or instruments (including, without limitation, transfer tax declarations) as may be required under this Agreement, or as otherwise required by the Title Company or by Purchaser (using its reasonable opinion) to effectuate the Closing.

      11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, no later than three (3) business days prior to Closing (unless otherwise provided below), Purchaser shall:

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            A.    concurrently with Closing, cause the Title Company to pay
Seller the Purchase Price;

            B. execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            C. acknowledge the Assignment for the purpose of assuming Seller's obligations under the Leases; and

            D. execute and deliver to Seller such other documents or instruments (including, without limitation, transfer tax declarations) as may be required under this Agreement or as otherwise required by the Title Company or by Seller (using its reasonable opinion) to effectuate the Closing.

            Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser the Title Policies (or executed mark-ups of the same) and each Tenant executing and delivering to Purchaser an estoppel certificate in accordance with the provisions of the Leases. Purchaser specifically acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder nor expose Seller to damages but, in such circumstances, Purchaser may, as its sole remedy at law or in equity, terminate this Agreement and receive the immediate return of its Deposit.

      12. CLOSING COSTS. At the Closing, except for Seller's attorneys' fees and costs and the Broker's fee, Purchaser will pay for all closing costs, including, without limitation: (a) the cost of preparation of the Deeds; (b) all premiums and fees related to the Title Policies; (c) escrow charges; (d) real estate transfer taxes and fees payable upon recordation of the Deeds; (e) the costs and expenses of any endorsements and/or additional title insurance coverage requests by Purchaser; and (f) any other expenses, taxes and fees related to Purchaser's loan, including any mortgage taxes.

      13.   PRORATIONS.

            A. Taxes. Purchaser acknowledges that the Leases obligate each Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that each Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event any Tenant has defaulted in the prompt payment of same.

            B. Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party receives rent after the Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. If at the time of the Closing any rent arrearages exist under any Lease: (i) Seller shall have the right, to the extent it is holding a security deposit under such Lease, to set-off against such security deposit for such arrearages; (ii) for the month in which the Closing occurs, Purchaser agrees that the first monies received by Purchaser from said Tenant shall be received on account of rent due for the month of Closing; and (iii) for any period prior to the month in which the Closing occurs, all monies received by Purchaser from said Tenant shall first be applied to rents owed to Purchaser and the balance, if any, will be remitted to Seller. Purchaser agrees that Seller may attempt to collect any delinquent rents owed Seller for any period prior to the month in which the Closing occurs and may institute any lawsuit or collection procedures, but may not: (x) evict or bring any proceeding to evict any Tenant; (ii) terminate any Lease; or (iii) terminate a Tenant's right to possession.

            C. Security Deposits. Seller will provide Purchaser with a credit in the amount of all unapplied security deposits being held by Seller pursuant to the terms of the Leases.

      14. POSSESSION. Subject to the Leases, Seller shall deliver exclusive possession of the Property to Purchaser at Closing.

      15. INSPECTION. During the Inspection Period, Seller agrees that Purchaser, its representatives, agents, employees, lenders, contractors, appraisers, architects and engineers designated by Purchaser (collectively "PERMITTEES") shall, subject to arranging all onsite visits with Seller and/or Seller's Broker, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent, which may be withheld in Seller's sole and absolute discretion; or (ii) interfere with the possessory rights of any Tenant. Purchaser shall indemnify, defend and hold harmless Seller, its partners, officers, directors, members, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "SELLER INDEMNIFIED PARTIES") harmless from any and all losses, liabilities, fines, penalties and damages (including without limitation any damages or injury to persons, property or to the environment as provided hereunder), or actions or claims in respect thereof (including without limitation, amounts paid in settlement, reasonable cost of investigation, reasonable attorneys' fees and other legal expenses and reasonable fees of other professionals) (collectively "LOSSES") which any of the Seller Indemnified Parties may suffer or sustain as a result of the exercise by Purchaser of its rights (and that of its Permittees) to enter upon the Property pursuant to this Section. The terms of this Section will survive the Closing and the termination of this Agreement.

      16.   ACKNOWLEDGEMENTS.

            A. As-Is. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AND AS A MATERIAL INDUCEMENT TO SELLER'S EXECUTION AND DELIVERY OF THIS AGREEMENT, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS, WHERE IS" CONDITION AND BASIS "WITH ALL FAULTS." Purchaser acknowledges, represents and warrants that Purchaser is not in a significantly disparate bargaining position with respect to Seller in connection with the transaction contemplated by this Agreement; that Purchaser freely and fairly agreed to this acknowledgment as part of the negotiations for the transaction contemplated by this Agreement; that Purchaser is represented by legal counsel in connection with this transaction and Purchaser has conferred with such legal counsel concerning this waiver. Except for the representations and warranties expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by any of the Seller Indemnified Parties or anyone acting or purporting to act on behalf of the Seller Indemnified Parties as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof. The parties agree that all understandings and agreements made between them or their respective agents or representatives prior to the Effective Date are merged in this Agreement and the attached Exhibits, which alone fully and completely express their agreement, and that this Agreement has been entered into with Purchaser being provided ample opportunity to investigate all aspects of the Property, with neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the attached Exhibits. Except as set forth in this Agreement, Seller makes no representations or warranties as to whether the Property contains asbestos or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Seller has requested that Purchaser inspect the Property fully and carefully and investigate all matters relevant thereto and that Purchaser rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

            B. Release of Seller. Purchaser for itself and each of its present and future directors, members, shareholders, officers, employees, agents, parties, affiliates, representatives, attorneys, subsidiaries, parent and affiliated corporations, predecessors, successors, and assigns (collectively, "PURCHASER-RELATED ENTITIES"), hereby fully and irrevocably releases, acquits and discharges the Seller Indemnified Parties from any and all Losses, whether known or unknown, existing or potential, which Purchaser or the Purchaser-Related Entities have or assert or hereafter may have or assert, against any of the Seller Indemnified Parties by reason of any purported act or omission on the part of any of the Seller Indemnified Parties occurring prior to the Closing, which Losses are based upon, arise out of, or are in any way connected with any of the following (each, a "CLAIM" and collectively, the "CLAIMS"): (i) the condition, status, quality, nature, contamination or environmental state of the Property; (ii) any violation of, noncompliance with, or enforcement of applicable laws, regulations or ordinances with respect to the Property; or (iii) any use, generation, storage, release, threatened release, discharge, disposal, or presence of any "Hazardous Materials" (defined below) on, under, or about the Property or, to the extent affecting the Property, any property in the vicinity of the Property; provided however, nothing contained in this Section shall release Seller from Seller's representations and warranties set forth in this Agreement, or Seller's fraud. The term "HAZARDOUS MATERIALS" means and includes flammable explosives, petroleum (including crude oil), radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal or applicable state or local laws, ordinances or regulations dealing with or otherwise pertaining to toxic or hazardous substances, wastes, or materials (collectively, "HAZARDOUS SUBSTANCES LAWS").

            C.    Indemnification of Seller.

                  (i) Notwithstanding anything to the contrary contained herein, Purchaser, to the maximum extent permitted by law, shall be solely responsible for, and shall indemnify, hold harmless and defend with counsel acceptable to Seller in its reasonable discretion, the Seller Indemnified Parties from and against any and all Losses arising out of, or resulting from or claimed to arise out of or result from, in whole or in part, but only to the extent of, any of the following (collectively, the "INDEMNIFIED ACTS"): (i) any violation of, noncompliance with, or enforcement of, any Hazardous Substances Laws with respect to the Property; or (ii) the release, discharge, disposal, or presence of Hazardous Materials, on, under or about the Property. The Losses referred to herein shall include, without limitation, all foreseeable consequential damages and the cost of any required or necessary repair, cleanup, or detoxification of the Property or any property in the vicinity of the Property, and the preparation and implementation of any closure, remedial, or other required plans in connection therewith.

                  (ii) In the event that any suit or other proceeding is brought against any of the Seller Indemnified Parties at any time on account of any of the Losses, Purchaser shall, upon the request of Seller and the Seller Indemnified Parties: (i) assume the defense of Seller and the Seller Indemnified Parties, as the case may be; (ii) defend Seller and the Seller Indemnified Parties, at Purchaser's own expense with counsel acceptable to Seller or the Seller Indemnified Parties, as applicable, in their reasonable discretion; and
(iii) pay all judgments, fines, penalties and other fees and expenses in connection therewith.

                  (iii) In the event that: (i) a final adjudication determines that Seller took one of the Indemnified Acts prior to the Closing Date that directly and proximately caused the Losses, and (ii) Seller failed to inform Purchaser of such Indemnified Act prior to the Closing Date, then Seller shall reimburse Purchaser for all amounts previously paid by Purchaser pursuant to
Section 16(C)(ii), and Purchaser's obligation to indemnify Seller with respect to such Indemnified Act pursuant to this Section 16(C)(iii) shall terminate.

            D. Survival of Indemnity and Release. The obligations of Purchaser pursuant to Section 16(B) and Section 16(C) shall survive the Closing.

      17. FURTHER ASSURANCES. Seller and Purchaser agree to use commercially reasonable efforts to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated herein and to vest title to the Property in Purchaser.

      18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may, as its sole remedy at law or in equity, elect to either: (i) terminate this Agreement by giving prompt written notice thereof to Seller, in which event the Deposit will be returned to Purchaser; or (ii) specifically enforce this Agreement. Furthermore, if Purchaser elects to specifically enforce this Agreement it must institute such action within forty-five (45) days following Seller's default, failing which Purchaser shall be deemed to have waived the right to pursue specific performance.

      19. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transaction contemplated herein for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may either: (i) grant Purchaser additional time to cure such default; or (ii) terminate the Agreement, in which event Seller shall retain the Deposit as liquidated damages in lieu of all other remedies available to Seller and this Agreement shall become null and void with neither party having any further rights or liabilities hereunder, except as provided for in this Agreement. Seller and Purchaser acknowledge and agree that:
(x) it would be extremely difficult to accurately determine the amount of damages suffered by Seller as a result of Purchaser's default hereunder; (y) the Deposit is a fair and reasonable amount to be retained by Seller as agreed and liquidated damages for Purchaser's default under this Agreement; and (z) retention by Seller of the Deposit upon Purchaser's default hereunder shall not constitute a penalty or forfeiture.

      However, the liquidated damages provision does not preclude Seller from pursuing any: (i) claims for the return or delivery of Due Diligence Items; (ii) actions to expunge a lis pendens or other clouds on title caused by Purchaser;
(iii) claims on account of Purchaser's indemnity obligations under this Agreement; and (iv) attorneys' fees and costs incurred by Seller incident to subparagraphs (i) through (iii).

      20. ATTORNEY'S FEES. In the event of any legal action or other proceeding between the parties regarding this Agreement or the Property (an "ACTION"), the prevailing party shall be entitled to the payment by the losing party of its reasonable attorneys' fees, court costs and litigation expenses, as determined by the court. The term "prevailing party" as used herein includes, without limitation, a party: (i) who agrees to dismiss an Action on the other party's performance of the covenants allegedly breached, (ii) who obtains substantially the relief it has sought; or (iii) against whom an Action is dismissed (with or without prejudice). In addition, the prevailing party in any Action shall be entitled, in addition to and separately from the amounts recoverable under this Section, to the payment by the losing party of the prevailing party's reasonable attorneys' fees, court costs and litigation expenses incurred in connection with: (y) any appellate review of the judgment rendered in such Action or of any other ruling in such Action; and (z) any proceeding to enforce a judgment in such Action. It is the intent of the parties that the provisions of this Section be distinct and severable from the other rights of the parties under this Agreement, shall survive the entry of judgment in any Action and shall not be merged into such judgment.

      21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Broker has been involved in this transaction, and Broker has represented Seller. In the event that this transaction is consummated and closing occurs, Seller shall pay Broker a real estate commission as set forth in a separate written agreement. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any Losses paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any Losses paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

      22.   RISK OF LOSS.

            A. Condemnation and Casualty. If, prior to the Closing Date, all or any portion of the Property is taken by condemnation or eminent domain, or is the subject of a pending taking which has not been consummated, or is destroyed or damaged by fire or other casualty, Seller shall notify Purchaser of such fact promptly after Seller obtains knowledge thereof. If such condemnation or casualty is "Material" (defined below), Purchaser shall have the option to terminate this Agreement upon notice to Seller given not later than fifteen (15) days after receipt of Seller's notice, or the date of the Closing, whichever is earlier. If this Agreement is terminated, the Deposit shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations to the other hereunder except as otherwise provided in this Agreement. If this Agreement is not terminated, Seller shall not be obligated to repair any damage or destruction but: (x) Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds or condemnation proceeds, as applicable, net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or other casualty or condemnation including any rent abatement insurance for such casualty or condemnation; and (y) the parties shall proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price.

            B. Condemnation Not Material. If the condemnation is not Material, then the Closing shall occur without abatement of the Purchase Price and, after deducting Seller's reasonable costs and expenses incurred in collecting any award, Seller shall assign, without recourse, all remaining awards or any rights to collect awards to Purchaser on the date of the Closing.

            C. Casualty Not Material. If the Casualty is not Material, then the Closing shall occur without abatement of the Purchase Price except for a credit in the amount of the applicable deductible and Seller shall not be obligated to repair such damage or destruction and Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or such casualty including any rent abatement insurance for such casualty.

            D. Materiality. For purposes of this Section 22: (i) with respect to a taking by eminent domain, the term "MATERIAL" means any taking whatsoever, regardless of the amount of the award or the amount of the Property taken, excluding, however, any taking solely of subsurface rights or takings for utility easements or right of way easements, if the surface of the Property, after such taking, may be used in substantially the same manner as though such rights had not been taken or any taking which does not permit a Tenant from terminating the Lease affected by the taking; and (ii) with respect to a casualty, the term "MATERIAL" means any casualty such that the cost of repair, as reasonably estimated by Seller's engineer, is in excess of 10% of the Purchase Price allocated to Property sustaining the casualty, excluding, however, any casualty which does not permit a Tenant from terminating the Lease affected by the casualty.

      23. ASSIGNABILITY. Except as set forth in Section 34 below, neither Purchaser nor Seller may assign its respective obligations hereunder without the consent of the other; provided, however, that Purchaser shall have the right to assign its interest in this Agreement, in whole or part, without Seller's consent to a Delaware Statutory Trust, an affiliate entity or any entity that is owned, managed or controlled by Purchaser or its managing member subject to the following: (i) notice of such assignment is delivered to Seller; and (ii) Purchaser shall not be released from any liability under this Agreement as a result of any such assignment. No transfer or assignment by Purchaser or Seller in violation of the provisions hereof shall be valid or enforceable.

      24. NOTICES. Any notice to be given or to be served upon either party hereto in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Such notice shall be given the parties hereto at the addresses set forth on the signature page of this Agreement and be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

      25. BINDING EFFECT. Subject to the terms of Section 23 of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective successors and assigns.

      26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

      27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to principals of conflicts of law.

      28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

      29. TIME OF ESSENCE. Time is of the essence of this Agreement. In the event this Agreement is not accepted by Seller on or before the Expiration Date of the Offer, and a copy thereof delivered to Purchaser, then this Agreement shall be null and void, and all offers set forth herein shall be deemed withdrawn.

      30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

      31. FACSIMILE. A facsimile copy of this Agreement and any signatures thereon will be considered for all purposes as originals.

      32. INDEPENDENT COUNSEL AND INTERPRETATION. Each party acknowledges that its legal counsel participated in the preparation and drafting of this Agreement, and that each has been or has had the opportunity to be represented by counsel of its own choice throughout all negotiations which preceded the execution of this Agreement, and that they have executed this Agreement with the consent and upon the advice of said counsel. Accordingly, it is agreed that any legal rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any addenda, amendments or exhibits thereto to favor any party against the other.

      33. BUSINESS DAYS. All references to "business days" contained in this Agreement are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of federal and national bank holidays. If any event hereunder is to occur, or a time period is to expire, on a date which is not a business day, such event will occur or time period shall expire on the next succeeding business day.

      34. 1031 EXCHANGE. The parties acknowledge that each may be consummating the transaction as part of a deferred tax-free exchange ("EXCHANGE") pursuant to
Section 1031 of the Internal Revenue Code (the "CODE"). Therefore, either party may assign its right, but not its obligations, to a qualified third party intermediary. Each party agrees to cooperate with the other in connection with such tax deferred exchange; provided, however, that in no event will: (i) Seller be obligated to (a) take title to any relinquished property that Purchaser desires to relinquish, or (b) act as a qualified intermediary; (ii) either party incur any obligation, indebtedness, liability, cost or expense as a result of cooperating with the other to effect such exchange.

            EACH PARTY HEREBY ACKNOWLEDGES THAT IT IS AND WILL BE SOLELY RESPONSIBLE FOR COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS RELATED TO ITS EXCHANGE, IF ANY. FURTHER, A PARTY CAUSING AN EXCHANGE ACKNOWLEDGES THAT NEITHER THE NON-EXCHANGING PARTY NOR ANY OF ITS AGENTS, REPRESENTATIVES OR AFFILIATES HAS ADVISED THE EXCHANGING PARTY, AND NO SUCH PERSON OR ENTITY HAS ANY OBLIGATION OR DUTY TO ADVISE THE EXCHANGING PARTY, WITH RESPECT TO WHETHER THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT COMPLIES WITH THE LAWS, RULES AND REGULATIONS APPLICABLE TO THE EXCHANGE. FURTHER, EACH PARTY REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE OTHER THAT IT HAS RELIED UPON ITS OWN TAX AND LEGAL COUNSEL IN DETERMINING COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS APPLICABLE TO ITS EXCHANGE, IF ANY. THE PROVISIONS OF THIS SECTION WILL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

      35. CONTEMPORANEOUS CLOSING OF SEPARATE AGREEMENT. Purchaser and Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership (a related entity of Seller) ("RELATED SELLER") are parties to a separate Sale Agreement dated on or about the Effective Date (the "SEPARATE AGREEMENT") pursuant to which Related Seller has agreed to sell, and Purchaser has agreed to buy twelve
(12) parcels of real property. As a condition to the parties' obligation to consummate the sale and purchase of the

Property under this Agreement, the closing contemplated under the Separate Agreement must occur contemporaneously with the Closing under this Agreement.

      36. REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO THE USA PATRIOT ACT.

            A. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the "PATRIOT ACT") and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the "PATRIOT RULES" and are incorporated into this Section.

            B. Purchaser and Seller hereby represent and warrant, each to the other, that each and every "person" or "entity" affiliated with each respective party or that has an economic interest in each respective party or that has or will have an interest in the transaction contemplated by this Agreement or in any Property that is the subject matter of this Agreement or will participate, in any manner whatsoever, in the purchase and sale of the Properties is, to the best of Purchaser's or Seller's knowledge:

                  (i) not a "blocked" person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224;

                  (ii) in full compliance with the requirements of the Patriot Rules and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC");

                  (iii) operated under policies, procedures and practices, if any, that are in compliance with the Patriot Rules and available to each other for review and inspection during normal business hours and upon reasonable prior notice;

                  (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Rules;

                  (v) not listed as a Specially Designated Terrorist or as a blocked person on any lists maintained by the OFAC pursuant to the Patriot Rules or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Rules or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Rules;

                  (vi) not a person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Rules; and

                  (vii) not owned or controlled by or now acting and or will in the future act for or on behalf of any person or entity named in the Annex or any other list promulgated under the Patriot Rules or any other person who has been determined to be subject to the prohibitions contained in the Patriot Rules.

            C. Each party covenants and agrees that in the event it receives any notice that it or any of its beneficial owners or affiliates or participants become listed on the Annex or any other list promulgated under the Patriot Rules or indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, the party that receives such notice shall immediately notify the other and the effect of the issuance of a notice pursuant to the Patriot Rules is that this Agreement shall automatically be deemed terminated, in which event the Deposit shall be returned to Purchaser and the parties shall have no further rights or obligations under this Agreement, except for those rights, liabilities or obligations that survive a termination of this Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Sale, effective as of the Effective Date.

PURCHASER:                                          SELLER:

GIBRALTAR 1031 RESTAURANTS, LLC,            CAPTEC FRANCHISE CAPITAL
A DELAWARE LIMITED LIABILITY COMPANY        PARTNERS L.P. III,
                                            A DELAWARE LIMITED PARTNERSHIP

By: LMA Holdings, LLC,                      By: GP3 Asset Acquisition, LLC,
    Its Sole Member                             a Delaware limited liability
                                                company,
    By: /s/ Russell Geyser                      Its General Partner
        -------------------------------
        Russell Geyser, its Sole Member

                                                By: /s/ W. Ross Martin
                                                   ----------------------
DATED: FEBRUARY  /s/ 15 , 2005                  Name: W. Ross Martin
                                                Title:  Vice President

Send Notices To:                            DATED: FEBRUARY  /s/ 15, 2005

Russell Geyser                              Send Notices To:
P.O. Box 235169
Encinitas, CA 92023                         Joanna Zabriskie
Telephone: 760.633.1314                     Vice President
Facsimile: 760.633.3723                     24 Frank Lloyd Wright Drive
                                            Lobby L, Fourth Floor, P.O. Box 544
With a Copy To:                             Ann Arbor, Michigan 48106-0544
                                            Telephone: (734) 994-5505
Richard M. Lipton                           Facsimile: (734) 994-1376
Baker & McKenzie
One Prudential Plaza                        With a Copy To:
1031 East Randolph Drive
Chicago, Illinois 60601                     Glenn D. Taxman, Esq.
Telephone: 312.861.7590                     Much Shelist
Facsimile: 312.861.2899                     2030 Main Street, Suite 1200
                                            Irvine, California 92614
And                                         Telephone: (949) 851-7475
                                            Facsimile: (312) 521-2100
John R. Nyweide
Holland & Knight LLP
131 South Dearborn Street, 30th Floor
Chicago, Illinois 60603
Telephone: 312.715.5740
Facsimile: 312.715.5740

*JOHN GETS A DUPLICATE SET OF THE TITLE
COMMITMENTS, SURVEYS AND LEASES

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

A:    Addresses of the Land

B-1 through B-10:    Legal Descriptions of the Land

C:    Schedule of Leases

C-1:  Rent Roll

D:    Earnest Money Escrow Agreement

E-1 through E-10:    Form of Deed(s)

F:    Form of Assignment of Leases

G:    Form of Non-Foreign Persons Affidavit

H:    Form of Notice to Tenant

SCHEDULES

1:    List of Violations

2:    List of Litigation

3:    List of Condemnation

                                    EXHIBIT A

                              ADDRESSES OF THE LAND

       ADDRESS                              CITY         STATE     COUNTY     ZIP
-----------------------------------     --------------   -----   ----------  -----
105 Potomic Blvd.                       Mt. Vernon        IL     Jefferson   62864

4521 Southside Blvd.                    Jacksonville      FL     Duval       32216

West Adams Dr. and South Florida Ave.   Lakeland          FL     Polk        33813

45590 Gratiot Ave.                      Macomb            MI     Macomb      48042

320 Grapevine Hwy.                      Hurst             TX     Tarrant     76054

1905 Preston Park                       Plano             TX     Collin      75093

1003 SE Military                        San Antonio       TX     Bexar       78214

                                                                 Virginia
5720 Northampton Rd.                    Virginia Beach    VA     Beach City  23455

1729 Olden Ave.                         Ewing Twp         NJ     Mercer      08638

1705 Red Robin Lane                     New Bern          NC     Craven      28560

                                   EXHIBIT B-1

            LEGAL DESCRIPTION OF 1003 SE MILITARY., SAN ANTONIO TEXAS

Land situated in the CITY OF SAN ANTONIO, County of BEXAR, State of TEXAS, particularly described as:

Land situated in the City of San Antonio, County of Bexar, State of Texas, and more particularly described as follows:

A 0.687 (29,927 square feet) an acre parcel of land, more or less, in Lot 31, Block 7, New City Block 11911, Ravenhill Subdivision as recorded in Volume 7800, Page 246 of the Deed and Plat records of Bexar County, Texas, which said 0.687 of an acre of land, more or less, is more particularly described by metes and bounds as follows:

BEGINNING from a 1/2" iron rod set (Geogram cap) on the north right of way line of Quintard Street at the northwest end of a curve return to the north right of way line of southeast Military drive for a corner of this parcel;

THENCE North 12 degrees 56'30" West, along said northeast right of way line, a distance of 152.67 feet to a pk nail with shiner set at the southwest corner of the remaining portion Lot 26, Block 7, N.C.B. 11911, Ravenhill Subdivision recorded in Volume 5580, Page 226 of the Deed and Plat Records of Bexar County, Texas for the northwest corner of this parcel;

THENCE North 77 degrees 10'30" East, along the common lot line of said remaining portion of Lot 26 and Lot 31, a distance of 62.00 feet to a pk nail with shiner set for an angle point and South 89 degrees 19'49" east a distance of 52.30 feet to a 1/2" iron rod set (Geogram cap) at the southeast corner of said remaining portion of Lot 26 for a corner of this parcel;

THENCE South 00 degrees 44'30" West, crossing said Lot 31, a distance of 17.54 feet to a pk nail with shinner found for a re-entrance corner of this parcel;

THENCE South 89 degrees 30'00" East, continuing across said Lot 31, a distance of 88.66 feet to a pk nail with shinner found for the northeast corner of this parcel;

THENCE South 10 degrees 30'09" West, a distance of 187.85 feet to a -1/2" iron rod found on the curvilinear north right of way line of Southeast Military Drive for the southeast corner of this parcel;

THENCE curving to the left, along said north right of way line, having a radius of North 12 degrees 33'15" East, a radius of 2,219.79 feet, a central angle of 2 degrees 58'05", a tangent length of 57.51 feet and arc distance of 114.99 feet to a 1/2" iron rod set (Geogram cap) at the southeast end of a curve return for a point of reverse curvature of this parcel;

THENCE curing to the right having a radius of 25.00 feet, a central angle of 66 degrees 46'08", a tangent length of 16.48 feet and arc distance of 29.14 feet to the point of BEGINNING.

                                   EXHIBIT B-2

         LEGAL DESCRIPTION OF 105 POTOMOC BLVD., MOUNT VERNON, ILLINOIS

Land situated in the CITY MT VERNON, County of JEFFERSON, State of ILLINOIS, particularly described as:

Lot 4 of the THIRD SUBDIVISION OF OUTLOT 2 IN MT. VERNON CENTRE SUBDIVISION, as shown by a plat recorded on April 25, 1994 in Cabinet 5 Drawer 1, Instrument No. 2343 (Plat Cabinet 2, Slide D-66) in the Office of the Recorder of Jefferson County, Illinois.

                                   EXHIBIT B-3

       LEGAL DESCRIPTION OF 5072 NORTHAMPTON RD., VIRGINIA BEACH, VIRGINIA

Land situated in the CITY OF VIRGINIA BEACH, County of VIRGINIA BEACH CITY, State of VIRGINIA, particularly described as:

All that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being of the City of Virginia Beach, Virginia, and known, numbered and designated as parcel B, as shown on that certain plat entitled "SUBDIVISION OF A PARCEL OF LAND STANDING IN THE NAME OF KETTLE RESTAURANTS, INC. (D.B. 2054, PG. 357) FOR KETTLE RESTAURANTS, INC.", dated June 27, 1989, revised October 10, 1989, prepared by Langley and McDonald, Engineers - Planners - Surveyors, which said plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 197, Page 14.

Together with that certain private fifty foot ingress/egress easement dedicated from Parcel A to Parcel B and shown on plat recorded in Map Book 197, page 14.

IT BEING a part of the same property conveyed to CAPTEC NET LEASE REALTY, INC., a Michigan corporation, by deed from KETTLE RESTAURANTS, INC., dated August 28, 1995, and filed for record in Deed Book 3536, page 1974.

                                  EXHIBIT B-4

        LEGAL DESCRIPTION OF 1729 OLDEN AVE., EWING TOWNSHIP, NEW JERSEY

Land situated in the TOWNSHIP OF EWING, County of MERCER, State of NEW JERSEY, particularly described as:

Land in the Township of Ewing, County of Mercer, State of New Jersey, and more particularly described as follows:

            All that certain lot, piece of parcel of land, with the buildings and improvements thereon erected, situated, lying and being in the Township of Ewing, County of Mercer, State of New Jersey:

            Beginning at a point in the southwesterly line of North Olden Avenue Extension (County Route No. 622) (80 feet ROW). Said point being N 56 degrees 03 minutes 00 seconds W, 618.91 feet from the intersection of the aforesaid southwesterly line of North Olden Avenue Extension extended with the northwesterly line of Prospect Street (50 foot ROW) extended; and running thence:

      1. S 33 degrees 57 minutes 00 seconds W, along the common line of Lot 30 and 24, Block 118.04, 400.00 feet to a point in the northeasterly line of Lot 53; thence;

      2. N 56 degrees 03 minutes 00 seconds W, along the common line of Lots 30 and 53, Block 118.04, 150.00 feet to a point being the common corner of Lots 30 and 31, thence;

      3. N 33 degrees 57 minutes 00 seconds E, along the common line of Lots 30 and 14, Block 118.04, 400.00 feet to a point in the aforesaid southwesterly line of North Olden Avenue Extension; thence

      4. S 56 degrees 03 minutes 00 seconds E, along the aforesaid southwesterly line of North Olden Avenue Extension, 150.00 feet to the POINT AND PLACE OF BEGINNING.

                                   EXHIBIT B-5

              LEGAL DESCRIPTION OF 320 GRAPEVINE HWY, HURST, TEXAS

Land situated in the CITY OF HURST, County of TARRANT, State of TEXAS, particularly described as:

            Land situated in the City of Hurst, County of Tarrant, State of Texas, and more particularly described as follows:

FEE: Being Lot 4R, Block 2 of WOODBRIDGE PLAZA ADDITION, an Addition to the City of Hurst, Texas, according to the map thereof recorded in Cabinet A, Slide 2397, Plat Records, Tarrant County, Texas.

EASEMENT: Non-Exclusive Easement Appurtenant in Volume 11706, Page 2201, Deed Records of Tarrant County, Texas.

Fee tract being more particularly described as follows:

TRACT I

BEING a tract of land situated in the JOHN H. DUNCAN SURVEY, Abstract No. 399, City of Hurst, Tarrant County, Texas and being all of Lot 4R, Block 2 of the WOODBRIDGE PLAZA recorded in Cabinet A, Slide 2397 of the Plat Records of Tarrant County, Texas (PRTCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found at the most southwesterly corner of said Lot 4R, Block 2, said point also being the northerly right-of-way of GRAPEVINE HIGHWAY (State Highway No. 26);

THENCE departing the northerly right-of-way of said GRAPEVINE HIGHWAY North 45 degrees 39 minutes 28 seconds West, a distance of 238.81 feet to 1/2 inch iron rod set for corner;

THENCE North 45 degrees 45 minutes 19 seconds East, a distance of 143.10 feet to an x cut in concrete set;

THENCE South 44 degrees 14 minutes 41 seconds East, distance of 247.89 feet to a 1/2 inch iron rod set in the northerly right-of-way of said GRAPEVINE HIGHWAY for corner;

THENCE along the northerly right-of-way of said GRAPEVINE HIGHWAY as follows:

South 45 degrees 45 minutes 19 seconds West, a distance of 46.09 feet to a 1/2 inch iron rod found;

South 51 degrees 29 minutes 17 seconds West, a distance of 91.58 feet to the POINT OF BEGINNING;

Containing within these metes and bounds 0.787 acres or 34,300 square feet of land, more or less.

                                   EXHIBIT B-6

                              LEGAL DESCRIPTION OF
            WEST ADAMS DR. AND SOUTH FLORIDA AVE., LAKELAND, FLORIDA

Land situated in the CITY OF LAKELAND, County of POLK, State of FLORIDA, particularly described as:

THE NORTH 100 FEET OF THE SOUTH 200 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

AND

THE SOUTH 100 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4
OF SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

All of the above being further described as:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 6, THENCE S 89 DEGREES 01'06" E, 41.48 FEET, ALONG THE SOUTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 6 TO THE EAST RIGHT OF WAY LINE OF STATE ROAD NO. 37 (S. FLORIDA AVE) AND THE POINT OF BEGINNING, SAID POINT ALSO LYING ON A NON TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 3894.72 FEET; THENCE, NORTHERLY ALONG SAID CURVE AND RIGHT-OF-WAY LINE 200.60 FEET THROUGH A CENTRAL ANGLE OF 02 DEGREES 57' 04" (CHORD BEARING N 05 DEGREES 27'20" E, 200.58 FEET); THENCE, LEAVING SAID CURVE AND RIGHT-OF-WAY LINE, S 89 DEGREES 01'06" E, 601.52 FEET; THENCE SOUTH 200.00 FEET TO THE SOUTH LINE OF SAID SECTION 6; THENCE, ALONG SAID SOUTH LINE, N 89 DEGREES 01'06" W, 620.60 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT B-7

              LEGAL DESCRIPTION OF 1905 PRESTON AVE., PLANO, TEXAS

Land situated in the CITY OF PLANO, County of COLLIN, State of TEXAS, particularly described as:

TRACT I

Being Lot 9, Block 1 of WALTON PARK SQUARE ADDITION, an Addition to the City of PLANO, COLLIN County, Texas, according to the Replat thereof recorded in Volume J, Page 297, Map Records, COLLIN County, Texas.

TOGETHER WITH the following easement rights:

TRACT II

Those certain non-exclusive easement rights as set out in that Easement and Indemnity Agreement dated November 21, 1995, filed November 22, 1995, by and between Wal-Mart Stores, Inc., and Texas BEP, L.P., recorded under County Clerk's file number 95-0087886, Deed Records, COLLIN County, Texas.

TRACT III

Those easement rights as set out in that Parking Easement granted by Wal-Mart Stores, Inc. to Texas BEP, L.P., dated November 17, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087888, Deed Records, COLLIN County, Texas.

TRACT IV

Those non-exclusive easement rights as set out in the Driveway Easement Agreement by and between Texas BEP, L.P. and Chick-Fil-A, Inc., dated November 21, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087889, Deed Records, COLLIN County, Texas.

                                   EXHIBIT B-8

            LEGAL DESCRIPTION OF 45590 GRATIOT AVE., MACOMB, MICHIGAN

Land situated in the CITY OF WARREN, County of MACOMB, State of MICHIGAN, particularly described as:

Part of the southeast 1/4 of Section 36, town 3 north, range 13 east, being more fully described as: Commencing at a point 1528.45 feet north 01 degree 42 minutes east from the southeast corner of Section 36; thence extending north 66 degrees 55 minutes west 499.02 feet; thence north 23 degrees 39 minutes east
135.85 feet along the southeast line of Gratiot Avenue (120 feet wide); thence south 67 degrees 07 minutes east 443.89 feet; thence south 1 degree 45 minutes (record) (42 minutes measured) west 147.55 feet along the east line of section 36 to the point of beginning.

AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning at a point located on the east right-of-way line of Michigan State Highway Route 3 (Gratiot Avenue), said point being situate north 86 degrees 04 minutes 18 seconds east a distance of 67.69 feet from a point located at the intersection of the projected centerline of Abington Circle with the centerline of aforementioned Michigan State Highway Route 3 (Gratiot Avenue); thence from the place of beginning along the aforementioned east right of way line of Michigan State Highway Route 3 (Gratiot Avenue), north 23 degrees 39 minutes 00 seconds east for a distance of 135.85 feet to a point; thence south 67 degrees 07 minutes 00 seconds east for a distance of 443.89 feet to a point; thence south 1 degrees 42 minutes 00 seconds west for a distance of 147.55 feet to a point; thence north 66 degrees 55 minutes 00 seconds west for a distance of
499.02 feet to the place of beginning.

Commonly known as: 45590 Gratiot
Parcel Identification Number 08-36-429-007

                                   EXHIBIT B-9

           LEGAL DESCRIPTION OF 4521 SOUTHSIDE, JACKSONVILLE, FLORIDA

Land situated in the CITY OF JACKSONVILLE, County of DUVAL, State of FLORIDA, particularly described as:

A part of Parcel "H", Deerwood Park North Replat Number One, as recorded in Plat Book 51, pages 6, 6A through 6N of the public records of Duval County, Florida; together with a part of section 12, Township 3 South, Range 27 East; all being a part of the lands described as "Overall Out Parcel" on page 1 of 2, Exhibit "A", Book 8710, pages 347 through 352 of said public records and more particularly described as follows: For a point of reference commence at the point of cusp formed by the intersection of curve No. C76 (curve number according to said plat) on the Southerly right of way line of Deer Lake Court with the Easterly right of way line of Southside Boulevard, State Road No. 115 (as now established as a 250 foot wide right of way); thence Southerly along said Easterly right of way line of Southside Boulevard, the same being a curve concave Easterly and having a radius of 11309.16 feet, an arc distance of 423.64 feet, said arc being subtended by a chord bearing of South 15 degrees 44'38" East and a chord distance of 423.62 feet to the Point of Beginning; thence continue Southerly along said right of way line and along the arc of said curve a distance of
263.60 feet, said arc being subtended by a chord bearing of South 17 degrees 29'05" East and a chord distance of 263.59 feet; thence North 71 degrees 39'36" East, departing from said right of way line, a distance of 41.82 feet to the point of curvature of a curve concave Northwesterly and having a radius of
200.00 feet; thence Northeasterly along the arc of said curve a distance of
72.23 feet, said arc being subtended by a chord bearing of North 61 degrees 18'49" East and a chord distance of 71.84 feet to the point of tangency of said curve; thence North 50 degrees 58'03" East a distance of 119.33 feet to the point of curvature of a curve concave Southeasterly and having a radius of
256.50 feet; thence Northeasterly along the arc of said curve a distance of
79.84 feet, said arc being subtended by a chord bearing of North 59 degrees 53'06" East and a chord distance of 79.52 feet to a point of reverse curvature; thence Northeasterly along the arc of a curve concave Northwesterly and having a radius of 23.50 feet, an arc distance of 7.30 feet, said arc being subtended by a chord bearing of North 59 degrees 53'57" East and a chord distance of 7.27 feet to a non-tangent end of said curve; thence North 17 degrees 47'58" West a distance of 187.90 feet; thence South 71 degrees 12'02" West a distance of
306.94 feet to the Point of Beginning.

                                  EXHIBIT B-10

          LEGAL DESCRIPTION OF 1705 RED ROBIN, NEW BERN, NORTH CAROLINA

Land situated in the CITY OF NEW BERN, County of CRAVEN, State of NORTH CAROLINA, particularly described as:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LYING AND BEING SITUATE IN NEW BERN, NUMBER EIGHT TOWNSHIP, CRAVEN COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE ON THE SOUTH RIGHT OF WAY LINE OF U.S. HIGHWAY NUMBER 17, SAID POINT HAVING NORTH AMERICAN DATUM 1983, NORTH CAROLINA GRID COORDINATES, WHERE NORTH = 151495.62573 METERS AND EAST = 783493.49133 METERS; SAID POINT BEING LOCATED NORTH 67 DEGREES 34 MINUTES 17 SECONDS EAST 338.37' FROM THE NORTH CAROLINA GEODETIC SURVEY STATION J 110, WHICH HAS A PUBLISHED PRELIMINARY POSITION WHERE NORTH = 151456.281 METERS AND EAST = 783398.169 METERS; THENCE FROM SAID BEGINNING POINT ALONG AND WITH THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17, NORTH 64 DEGREES 07 MINUTES 11 SECONDS EAST 182.16' TO AN EXISTING IRON PIPE AT THE INTERSECTION OF THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17 WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE (NORTH CAROLINA SECONDARY ROAD NUMBER 1340; THENCE, ALONG AND WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE THE FOLLOWING COURSES AND DISTANCES; SOUTH 22 DEGREES 38 MINUTES 14 SECONDS EAST 42.92' TO A SET IRON PIPE; THENCE SOUTH 13 DEGREES 19 MINUTES 14 SECONDS EAST 125.12' TO AN EXISTING IRON PIPE; THENCE LEAVING SAID WEST RIGHT OF WAY LINE ALONG AND WITH THE McDONALD'S CORPORATION PROPERTY LINE, SOUTH 81 DEGREES 54 MINUTES 02 SECONDS WEST 195.40' TO AN EXISTING IRON PIPE, A COMMON PROPERTY CORNER BETWEEN THE McDONALD'S CORPORATION PER DEED BOOK 1013, PAGE 131 AND JKLM, INC. PER DEED BOOK 1629, PAGE 832 IN THE CRAVEN COUNTY REGISTER OF DEEDS OFFICE; THENCE ALONG AND WITH THE JKLM, INC. PROPERTY LINE, NORTH 08 DEGREES 12 MINUTES 45 SECONDS WEST 110.52' TO THE POINT AND PLACE OF BEGINNING, CONTAINING 0.603 ACRES, BEARINGS HEREIN REFERENCED TO NORTH CAROLINA GRID NORTH , NORTH AMERICAN DATUM 1983.

                                    EXHIBIT C

                                 LEASE SCHEDULE

                                  SEE NEXT PAGE

  LEASE                                                                                        ORIGINAL
   NO.         TENANT NAME        PROPERTY ADDRESS       CITY       STATE  COUNTY       ZIP    LEASE DATE
-------  ---------------------  --------------------  ------------  -----  ----------   -----  ----------
33-5870  Gourmet Systems, Inc.  105 Potomic Blvd.     Mt. Vernon      IL   Jefferson    62864   7/24/1995

33-8580  Romacorp, Inc.         4521 Southside Blvd.  Jacksonville    FL   Duval        32216   12/9/1998

                                West Adams Dr. and
33-6112  ADL Investments, LLC   South Florida Ave.    Lakeland        FL   Polk         33813    8/6/1996

33-7949  Tec Foods              45590 Gratiot Ave.    Macomb          MI   Macomb       48042  12/10/1998

33-6103  Jack in the Box, Inc.  320 Grapevine Hwy.    Hurst           TX   Tarrant      76054   9/27/1996

33-6151  Black-Eyed Pea         1905 Preston Park     Plano           TX   Collin       75093   9/30/1996

         America's Favorite
33-5863  Chicken Co.            1003 SE Military      San Antonio     TX   Bexar        78214  10/20/1995

                                                      Virginia             Virginia
33-5897  Denny's, Inc.          5720 Northampton Rd.  Beach           VA   Beach City   23455   8/25/1995

         Golden Restaurant
33-6078  Operations, Inc.       1729 Olden Ave.       Ewing Twp       NJ   Mercer       08638    6/6/1996

33-8030  RTM, Inc.              1705 Red Robin Lane   New Bern        NC   Craven       28560    7/9/1999

  LEASE                                     TERMINATION  SECURITY            PURCHASE
   NO.         TENANT NAME      COMM. DATE     DATE       DEPOSIT    ROFR     PRICE
-------  ---------------------  ----------  -----------  ----------  ----   ----------
33-5870  Gourmet Systems, Inc.   8/1/1995     9/1/2014   $     0.00   N     $3,075,000

33-8580  Romacorp, Inc.          1/1/1999     1/1/2017   $     0.00   N     $1,750,000

33-6112  ADL Investments, LLC    6/1/1997     6/1/2012   $     0.00   N     $2,325,000

33-7949  Tec Foods               1/1/1999     1/1/2019   $     0.00   N     $1,000,000

33-6103  Jack in the Box, Inc.  10/1/1996    10/1/2014   $     0.00   Y     $1,525,000

33-6151  Black-Eyed Pea         10/1/1996    10/1/2016   $     0.00   N     $2,225,000

         America's Favorite
33-5863  Chicken Co.            11/1/1995    11/1/2015   $     0.00   Y     $1,075,000

33-5897  Denny's, Inc.          10/1/1996     9/1/2015   $ 7,106.00   N     $1,400,000

         Golden Restaurant
33-6078  Operations, Inc.        7/1/1996    11/1/2011   $     0.00   Y     $1,950,000

33-8030  RTM, Inc.               8/1/1999     8/1/2019   $     0.00   N     $  800,000

                                   EXHIBIT C-1

                                    RENT ROLL

            TENANT                       CONCEPT          CITY          STATE     ANNUAL RENT     MONTHLY RENT
            ------                    --------------   --------------   -----     -----------     ------------
America's Favorite Chicken Co.        Church's         San Antonio       TX       $    77,506     $   6,458.83

Gourmet Systems, Inc.                 Applebee's       Mount Vernon      IL       $   238,325     $  19,860.42

Denny's, Inc.                         Denny's          Virginia Beach    VA       $   120,772     $  10,064.34

Golden Restaurant Operations, Inc.    Boston Market    Ewing Township    NJ       $   138,618     $  11,551.50

Jack in the Box, Inc.                 Jack in Box      Hurst             TX       $   110,671     $   9,222.58

ADL Investments, LLC                  Golden Corral    Lakeland          FL       $   188,352     $  15,696.00

Phoenix Restaurant Group, Inc.        Black Eyed Pea   Plano             TX       $   173,766     $  14,480.50

Tec-Foods, Inc.                       Taco Bell        Macomb            MI       $    85,313     $   7,109.42

Romacorp, Inc.                        Tony Roma's      Jacksonville      FL       $   154,931     $ 112,910.92

RTM, Inc.                             Arby's           New Bern          NC       $    68,202     $   5,683.50

                                  C-1, Page-1

                                    EXHIBIT D

                     FORM OF EARNEST MONEY ESCROW AGREEMENT

RE: Escrow Trust No.    NYN05-000256-L

DATE: February __ 2005

1.    PARTIES

A. Purchaser:           Gibraltar 1031 Restaurants, LLC
                        P.O. Box 235169
                        Encinitas, CA 92023
                        Attention: Russell Geyser
                        Telephone: 760.633.1314
                        Facsimile: 760.633.3723

With copies to:         Richard M. Lipton
                        Baker & McKenzie
                        One Prudential Plaza
                        1031 East Randolph Drive
                        Chicago, Illinois 60601
                        Telephone: 312.861.7590
                        Facsimile: 312.861.2899

                        And

                        John R. Nyweide
                        Holland & Knight LLP
                        131 South Dearborn Street, 30th Floor
                        Chicago, Illinois 60603
                        Telephone: 312.715.5740
                        Facsimile: 312.715.5740

B. Seller:              Captec Franchise Capital Partners L.P. III
                        24 Frank Lloyd Wright Drive
                        Lobby L, Fourth Floor, P.O. Box 544
                        Ann Arbor, Michigan 48106-0544
                        Attention: Joanna Zabriskie, Vice President
                        Telephone: (734)  994-5505
                        Facsimile: (734)  994-1376

With copies to:         Much Shelist
                        2030 Main Street, Suite 1200
                        Irvine, California  92614
                        Attention: Glenn D. Taxman
                        Telephone No.: (949) 851-7475
                        Fax No.: (312) 521-2100

C. Escrow Holder:       LandAmerica Commercial Services - New York City Office
                        655 Third Avenue
                        New York, New York  10017
                        Attention: Craig S. Feder, Vice President
                        Phone: (212) 949-0100
                        Fax: (212) 949-2438
                        Email: cfeder@landam.com

                        Liane Carpenter, CS Title Officer
                        Phone: (212) 973-4802
                        Fax: (212) 949-2438
                        Email: lianecarpenter@landam.com

2.    PRELIMINARY STATEMENTS

      A. Prior to the execution and delivery of this Earnest Money Escrow Agreement ("ESCROW AGREEMENT"), Seller and Purchaser executed and delivered a certain Agreement of Sale with an "Effective Date" of February ___, 2005 ("SALE AGREEMENT"). Under the terms of the Sale Agreement, Seller agreed to sell to Purchaser certain parcels of land and improvements commonly referred to in Exhibit A attached to the Sale Agreement.

      B. Pursuant to the Sale Agreement, Purchaser is required to deposit with the Escrow Holder the initial sum of $100,00.00, with an additional $100,000.00 to be deposited pursuant to the terms of the Sale Agreement (the "EARNEST MONEY") to be held by Escrow Holder under the terms and provisions of this Escrow Agreement.

3.    DEPOSIT OF EARNEST MONEY; INVESTMENT DIRECTIONS

      A. Concurrently with the execution of this Escrow Agreement, Purchaser deposited the Earnest Money with the Escrow Holder in accordance with the Sale Agreement.

      B. The Earnest Money IS/IS NOT (Purchaser to select) to be invested.

4.    INSTRUCTIONS

      A. Escrow Holder is to hold the Earnest Money until: (a) Escrow Holder is in receipt of a joint order by Seller and Purchaser as to the disposition of the Earnest Money; or (b) Escrow Holder is in receipt of a written demand (the "DEMAND") from either Seller or Purchaser for the payment of the Earnest Money or any portion thereof. Any Demand under subparagraph 4.A must include proof of delivery of a copy of the same to the non-demanding party. If within five (5) business days after Escrow Holder's receipt of any Demand under subparagraph 4A(b), Escrow Holder has not received from the non-demanding party written notice of its objection to the Demand, then Escrow Holder will be authorized to disburse the Earnest Money as requested by the Demand. If within said 5-business day period Escrow Holder receives from the non-demanding party its notice of objection to the Demand, then Escrow Holder will continue to hold the Earnest Money until it is in receipt of a joint order as aforesaid, but after sixty (60) days Escrow Holder may deposit the Earnest Money with a court of competent jurisdiction.

      B. Except as set forth in Paragraph 4.A. above, the Escrow Holder is instructed to hold the Earnest Money until the Escrow Holder is in receipt of:
(i) a joint written direction from Seller (or Seller's Counsel) and Purchaser (or Purchaser's Counsel); or (ii) an order, judgment or decree addressed to Escrow Holder which is entered or issued by any court and which determines the disposition of the Earnest Money and all interest earned.

      C. Any party delivering a notice required or permitted under this Escrow Agreement must simultaneously deliver copies of such notice to all parties listed in Section 1 of this Escrow Agreement. All required notices must be either personally delivered, sent by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier and, in all instances, will be deemed to have been received upon delivery.

      D. Except as otherwise expressly set forth in this Escrow Agreement, Escrow Holder may disregard any and all notices or warnings given by any of the parties.

      E. If Escrow Holder obeys or complies with any order, judgment or decree of any court with respect to the Earnest Money, Escrow Holder may not be liable to any of the parties or any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding this Escrow Agreement to which Escrow Holder is or may be at any time a party, Seller and Purchaser each will be liable for one-half of all such costs, fees and expenses incurred or sustained by Escrow Holder and must promptly pay the same to Escrow Holder upon demand; provided, however, that in the event Escrow Holder is made a party to any suit or proceeding between Seller and Purchaser, the prevailing party in such suit or proceeding will have no liability for the payment of Escrow Holder's costs, fees and expenses.

      F. In no case may the above mentioned deposits be surrendered except in the manner specifically described in this Escrow Agreement.

      G. All fees of Escrow Holder will be charged one-half to Seller and one-half to Purchaser. However, Purchaser is solely responsible for the payment of any investment fees.

      H. Except as to deposits of funds for which Escrow Holder has received express written direction from Purchaser (or Purchaser's Counsel) concerning investment or other handling, the parties agree that Escrow Holder is under no duty to invest or reinvest any deposits at any time held by it; and, further, that Escrow Holder may commingle such deposits with other deposits or with its own funds and may use any part or all such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any, provided, however, nothing herein shall diminish Escrow Holder's obligation to apply the full amount of the deposits in accordance with the terms of this Escrow Agreement.

      I. Any order, judgment or decree requiring the Escrow Holder to disburse the Earnest Money will not be binding upon Purchaser or Seller as to the ultimate disposition of the Earnest Money unless and until a final, order, judgment or decree (not subject to appeal) is entered by a court having jurisdiction.

      J. This Escrow Agreement is binding upon and will inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

      K. In the event that the Escrow Holder receives conflicting instructions from the parties or determines in good faith that a bonafide dispute exists as to whether the Escrow Holder is obligated to deliver the Earnest Money, or as to whom said Earnest Money is to be delivered, the Escrow Holder, at its option,
(a) may refuse to comply with any claims or demands on it and continue to hold the Earnest

Money until (I) the Escrow Holder receives written notice signed by the Seller and the Purchaser directing the release and delivery of the Earnest Money, in which event the Escrow Holder shall then release and deliver the Earnest Money in accordance with said direction, or (ii) the Escrow Holder receives a certified copy of a final non-appealable judgment of a court of competent jurisdiction directing the release and delivery of the Earnest Money, in which event the Escrow Holder shall then release and deliver the Earnest Money in accordance with said direction, or (b) may deliver the Earnest Money to the Clerk of the Superior Court of the State of New York, for the County of New York, or (c) may take such affirmative steps as the Escrow Holder may elect in order to substitute another impartial party reasonably satisfactory to the Seller and the Purchaser (whose consents to such substitution shall not be unreasonably withheld), to hold the Earnest Money, including, without limitation, the deposit thereof in a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be the joint and several obligation of the Seller and the Purchaser (but, as between the Seller and the Purchaser, such costs shall be borne by whichever of the Seller or the Purchaser is the losing party, or in accordance with any mutual agreement of the Seller and the Purchaser if neither party is the losing party).

            The Escrow Holder is acting as a stakeholder only with respect to the Earnest Money. It is agreed that the duties of the Escrow Holder are only as herein specifically provided, and are purely ministerial in nature, and that the Escrow Holder shall incur no liability whatsoever except for willful misconduct or gross negligence. The Seller and the Purchaser each release the Escrow Holder from any act done or omitted to be done by the Escrow Holder in good faith in the performance of its duties hereunder.

            The Seller and the Purchaser shall jointly and severally indemnify, defend (with counsel acceptable to the Escrow Holder) and save harmless the Escrow Holder from and against all loss, cost, claim, liability, damage and expense, including reasonable attorneys' fees and disbursements incurred in connection with the performance of the Escrow Holder's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Holder in bad faith, in willful disregard of this Escrow Agreement, or involving gross negligence on the part of the Escrow Holder (the "INDEMNIFIED MATTERS") (but, as between the Seller and the Purchaser, the cost of such Indemnified Matters shall be shared equally, except to the extent that such Indemnified Matters are attributable to the breach by the Seller or the Purchaser of the Agreement or this Escrow Agreement, in which event the cost shall be borne by whichever of the Seller or the Purchaser is the breaching party.

            The parties agree and acknowledge that the Escrow Holder has no liability in connection with Earnest Money in the event of failure or insolvency of the financial institution in which the Earnest Money is deposited.

            Escrow Holder hereunder may resign at any time giving ten (10) business days prior written notice to that effect to each of the Seller and Purchaser. In such event, the successor Escrow Holder shall be selected by the Purchaser and approved by Seller, such approval not to be unreasonably withheld or delayed. Escrow Holder shall then deliver to successor Escrow Holder the Earnest Money, to be held by successor Escrow Holder pursuant to the terms of this Escrow Agreement and the Agreement.

            In its capacity as Escrow Holder, Escrow Holder shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein, and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and believed by Escrow Holder to have been signed by the proper person. Escrow Holder may assume that any person purporting to give any notice hereunder and representing that they have authority to do so has been duly authorized to do so.

            Escrow Holder shall have no duties or responsibilities other than those expressly set forth herein. Escrow Holder shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrow Holder shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document.

            Escrow Holder shall be entitled to approve (not to be unreasonably withheld or delayed) any and all counsel who may be retained to defend or prosecute any action on behalf of Escrow Holder under or arising out of this Escrow Agreement.

            This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Earnest Money Escrow Agreement as of the Effective Date.

FOR PURCHASER:

By:___________________________________________
           RICHARD M. LIPTON, BAKER & MCKENZIE
           OR
           JOHN R. NYWEIDE, HOLLAND & KNIGHT LLP,
           ITS ATTORNEYS

FOR SELLER:

By:______________________________________________
           GLENN TAXMAN, MUCH SHELIST, ITS ATTORNEYS

Accepted as of February ___, 2005

LANDAMERICA,
Escrow Holder

By:___________________________________________
           MS. LIANE CARPENTER, ESCROW OFFICER

                                   EXHIBIT E-1

RECORDING REQUESTED BY,
AND WHEN RECORDED RETURN TO:

GRANTEE

                                                                  Recorder's Use

                              LIMITED WARRANTY DEED

STATE OF TEXAS
COUNTY OF BEXAR

KNOW ALL MEN BY THESE PRESENTS:

That CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, hereinafter referred to as Grantor, for and in the consideration of the sum of Ten and no/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to Grantor in hand paid by GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023, hereinafter referred to as Grantee, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto the said Grantee that certain real property located in San Antonio, Bexar County, Texas, more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all improvements located thereon and appurtenances thereto (collectively, the "Premises"), subject to a restrictive covenant restricting the Premises for twenty-five (25) years from and after October 20, 1995 (or, if applicable law will not permit a restrictive covenant against the land for this duration, then this covenant shall last for as long as permitted by such law) from being used as a "Kentucky Fried Chicken" or "KFC" restaurant (or any restaurant that may now or hereafter be affiliated with Kentucky Fried Chicken, KFC, or their successors, and has a substantially similar concept); provided, however, that this covenant shall not apply to AMERICA'S FAVORITE CHICKEN COMPANY, a Minnesota corporation ("AFC") or its related entities, or to franchisee or licensee operating under a valid agreement with the AFC, and any covenants, restrictions, easements or other matters in the records of Bexar County, Texas, and any matters that would be revealed by an accurate survey of the Premises.

TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its successors and assigns forever and Grantor does hereby bind itself, its successors, assigns, executors and administrators, to Warrant and Forever Defend, the right and title to the Premises unto the said Grantee against the claims of all persons claiming by, through or under Grantor; but not otherwise.

WITNESS the hand of Grantor as of the ___ day of _____________200__.

                                          CAPTEC FRANCHISE CAPITAL
                                          PARTNERS L.P. III

                                          By: GP 3 Asset Acquisition, LLC
                                          Its: General Partner

                                   E-1,Page-1

                                          By: ________________________

                                          Its: ________________________

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ___________, 2005, by ________________, who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                     ______________________________________
                                     Name: ________________________________
                                     State of Michigan, County of Washtenaw
                                     My Commission Expires: _______________
                                     Acting in the County of Washtenaw

This instrument was prepared by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544.

                                   E-1,Page-2

                                   EXHIBIT "A"

      Land situated in the City of San Antonio, County of Bexar, State of Texas, and more particularly described as follows:

Land situated in the City of San Antonio, County of Bexar, State of Texas, and more particularly described as follows:

A 0.687 (29,927 square feet) an acre parcel of land, more or less, in Lot 31, Block 7, New City Block 11911, Ravenhill Subdivision as recorded in Volume 7800, Page 246 of the Deed and Plat records of Bexar County, Texas, which said 0.687 of an acre of land, more or less, is more particularly described by metes and bounds as follows:

BEGINNING from a 1/2" iron rod set (Geogram cap) on the north right of way line of Quintard Street at the northwest end of a curve return to the north right of way line of southeast Military drive for a corner of this parcel;

THENCE North 12 degrees 56'30" West, along said northeast right of way line, a distance of 152.67 feet to a pk nail with shiner set at the southwest corner of the remaining portion Lot 26, Block 7, N.C.B. 11911, Ravenhill Subdivision recorded in Volume 5580, Page 226 of the Deed and Plat Records of Bexar County, Texas for the northwest corner of this parcel;

THENCE North 77 degrees 10'30" East, along the common lot line of said remaining portion of Lot 26 and Lot 31, a distance of 62.00 feet to a pk nail with shiner set for an angle point and South 89 degrees 19'49" east a distance of 52.30 feet to a 1/2" iron rod set (Geogram cap) at the southeast corner of said remaining portion of Lot 26 for a corner of this parcel;

THENCE South 00 degrees 44'30" West, crossing said Lot 31, a distance of 17.54 feet to a pk nail with shinner found for a re-entrance corner of this parcel;

THENCE South 89 degrees 30'00" East, continuing across said Lot 31, a distance of 88.66 feet to a pk nail with shinner found for the northeast corner of this parcel;

THENCE South 10 degrees 30'09" West, a distance of 187.85 feet to a 1/2" iron rod found on the curvilinear north right of way line of Southeast Military Drive for the southeast corner of this parcel;

THENCE curving to the left, along said north right of way line, having a radius of North 12 degrees 33'15" East, a radius of 2,219.79 feet, a central angle of 2 degrees 58'05", a tangent length of 57.51 feet and arc distance of 114.99 feet to a 1/2" iron rod set (Geogram cap) at the southeast end of a curve return for a point of reverse curvature of this parcel;

THENCE curing to the right having a radius of 25.00 feet, a central angle of 66 degrees 46'08", a tangent length of 16.48 feet and arc distance of 29.14 feet to the point of BEGINNING.

                                   E-1,Page-3

                                   EXHIBIT E-2

Prepared by:
Captec Franchise Capital Partners LP III
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI 48106

When recorded, return to:
GRANTEE

                                  WARRANTY DEED

KNOW ALL PERSONS BY THESE PRESENTS: that CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor"), CONVEYS AND WARRANTS, to GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is PO Box 235169, Encinitas, CA 92023 ("Grantee"), the following described premises situated in Jefferson County, Illinois:

See legal description attached hereto as Exhibit "A"

      Permanent Parcel #77-2-144-22.
      P.I.N. #06-38-102-004. Address: 105
      Potomac, Mt. Vernon, IL

For the full consideration of One and 00/100 Dollars ($1.00) and other good and valuable consideration.

      Dated as of the ___ day of ___________, 200__.

                                            CAPTEC FRANCHISE CAPITAL
                                            PARTNERS L.P. III

                                            By: GP 3 Asset Acquisition, LLC
                                            Its: General Partner

                                            By: _________________________

                                            Its: _________________________

                                   E-2,Page-1

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW            )

The foregoing instrument was acknowledged before me this ___ day of _________, 2005, by ________________, who is personally known to me, as Vice President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                         ______________________________________
                                         Name: ________________________________
                                         State of Michigan, County of Washtenaw
                                         My Commission Expires: _______________
                                         Acting in the County of Washtenaw

                                   E-2,Page-2

                                    Exhibit A

Lot 4 of the THIRD SUBDIVISION OF OUTLOT 2 IN MT. VERNON CENTRE SUBDIVISION, as shown by a plat recorded on April 25, 1994 in Cabinet 5 Drawer 1, Instrument No. 2343 (Plat Cabinet 2, Slide D-66) in the Office of the Recorder of Jefferson County, Illinois.

Common Address: 105 Potomac Blvd., Mt. Vernon, IL

Permanent Tax ID No.: 06-38-102-004

                                   E-2,Page-3

                                   EXHIBIT E-3

                            DEED OF BARGAIN AND SALE

      THIS DEED is made December ___, 2005 by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited liability company, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, P.O. Box 544, Michigan 48106-0544 ("Grantor"), and GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023 ("Grantee").

                                   WITNESSETH:

      That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby grant and convey, with Special Warranty, unto the said Grantee, the following described property, located in the City of Virginia Beach, Virginia (the "Property"):

      Land situated in the City of Virginia Beach, Bayside Borough County, Virginia, and more particularly described as follows:

      See legal description attached hereto as Exhibit "A"

      This conveyance is made subject to easements, conditions and restrictions of record insofar as they may lawfully affect the Property. This conveyance is also made expressly subject to the following restrictions which shall run with the land and shall bind the Grantee, its successors, assigns, legal representatives, lessees, or sublessees:

      See Exhibit "B" attached hereto

      WITNESS the hand of Grantor as of the ___ day of ___________2005.

                                          CAPTEC FRANCHISE CAPITAL
                                          PARTNERS L.P. III

                                          By: GP 3 Asset Acquisition, LLC
                                          Its: General Partner

                                          By: ________________________

                                          Its: ________________________

                                   E-3,Page-1

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of _____________, 2005, by ________________, who is personally known to me, as Vice
President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                        ______________________________________
                                        Name: ________________________________
                                        State of Michigan, County of Washtenaw
                                        My Commission Expires: _______________
                                        Acting in the County of Washtenaw

This instrument was prepared by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544.

RETURN TO:

GRANTEE

                                   E-3,Page-2

                                   EXHIBIT "A"

All that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being of the City of Virginia Beach, Virginia, and known, numbered and designated as parcel B, as shown on that certain plat entitled "SUBDIVISION OF A PARCEL OF LAND STANDING IN THE NAME OF KETTLE RESTAURANTS, INC. (D.B. 2054, PG. 357) FOR KETTLE RESTAURANTS, INC.", dated June 27, 1989, revised October 10, 1989, prepared by Langley and McDonald, Engineers - Planners - Surveyors, which said plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 197, Page 14.

Together with that certain private fifty foot ingress/egress easement dedicated from Parcel A to Parcel B and shown on plat recorded in Map Book 197, page 14.

IT BEING a part of the same property conveyed to CAPTEC NET LEASE REALTY, INC., a Michigan corporation, by deed from KETTLE RESTAURANTS, INC., dated August 28, 1995, and filed for record in Deed Book 3536, page 1974.

                                   E-3,Page-3

                                   EXHIBIT E-4

                                      DEED

      This Deed is made on ____________________, 2005 between Captec Franchise Capital Partners L.P. III, a Delaware limited partnership having a principal office at 24 Frank Lloyd Wright Dr., Lobby L, 4th Floor, Ann Arbor, MI 48106 referred to as the Grantor, and Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company having a principal office at P.O. Box 235169, Encinitas, CA 92023 referred to as the Grantee. The word "Grantee" shall mean all Grantees listed above.

      Transfer of Ownership. The Grantor grants and conveys (transfers ownership of) the property described below to the Grantee. This transfer is made for the sum of ______________________________________ dollars ($____________). The
Grantor acknowledges receipt of this money.

      Tax Map Reference. (N.J.S.A. 46:15-2.1) Municipality of
________________________ Block No. ______________________ Lot No.
_____________________________ Account No. ____________________

[ ] No property tax identification number is available on the date of the Deed (check box if applicable.)

      Property. The property consists of the land and all the buildings and structures on the land in the Township of Ewing, County of Mercer and State of New Jersey. The legal description is:

                              ATTACHED AS EXHIBIT A

      Signatures. This deed is signed and attested to by the Grantor's proper corporate officers as of the date at the top of the first page. Its corporate seal is affixed.

                                   CAPTEC FRANCHISE CAPITAL PARTNERS L.P.
                                   III

                                   By: GP3 Asset Acquisition, LLC
                                   Its: General Partner

                                   By: ___________________________
                                   Print Name:
                                   Its: ___________________________

                                   E-4,Page-1

STATE OF MICHIGAN    )
                     )ss.
COUNTY OF WASHTENAW  )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                        ______________________________________
                                        Name: ________________________________
                                        State of Michigan, County of Washtenaw
                                        My Commission Expires: _______________
                                        Acting in the County of Washtenaw

                                   E-4,Page-2

                                    EXHIBIT A

Land in the Township of Ewing, County of Mercer, State of New Jersey, and more particularly described as follows:

      All that certain lot, piece of parcel of land, with the buildings and improvements thereon erected, situated, lying and being in the Township of Ewing, County of Mercer, State of New Jersey:

      Beginning at a point in the southwesterly line of North Olden Avenue Extension (County Route No. 622) (80 feet ROW). Said point being N 56 degrees 03 minutes 00 seconds W, 618.91 feet from the intersection of the aforesaid southwesterly line of North Olden Avenue Extension extended with the northwesterly line of Prospect Street (50 foot ROW) extended; and running thence:

      5. S 33 degrees 57 minutes 00 seconds W, along the common line of Lot 30 and 24, Block 118.04, 400.00 feet to a point in the northeasterly line of Lot 53; thence;

      6. N 56 degrees 03 minutes 00 seconds W, along the common line of Lots 30 and 53, Block 118.04, 150.00 feet to a point being the common corner of Lots 30 and 31, thence;

      7. N 33 degrees 57 minutes 00 seconds E, along the common line of Lots 30 and 14, Block 118.04, 400.00 feet to a point in the aforesaid southwesterly line of North Olden Avenue Extension; thence

      8. S 56 degrees 03 minutes 00 seconds E, along the aforesaid southwesterly line of North Olden Avenue Extension, 150.00 feet to the POINT AND PLACE OF BEGINNING.

                                   E-4,Page-3

                                   EXHIBIT E-5

RECORDING REQUESTED BY,
AND WHEN RECORDED, RETURN TO:
GRANTEE

                             SPECIAL WARRANTY DEED

THE STATE OF TEXAS

COUNTY OF TARRANT

      THAT CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor") for and in consideration of the sum of Ten and No/100 Dollars cash and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Grantor, paid by GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023 ("Grantee"); has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Grantee all that certain land situated in Tarrant County, Texas and described on Exhibit "A" which is attached hereto and incorporated herein by reference for all purposes, together with all appurtenances thereon or in anywise appertaining thereto and all buildings, structures, fixtures and improvements located thereon (said land, improvements and appurtenances being herein together referred to as the "Property").

      TO HAVE AND TO HOLD Property unto Grantee, and Grantee's heirs, legal representatives, successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor's heirs, legal representatives, successors and assigns to WARRANT and FOREVER DEFEND, all and singular the Property unto Grantee and Grantee's heirs, legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

      This Deed is given by Grantor and accepted by Grantee subject to all matters of record, including without limitation:

See Exhibit "B" attached hereto.

                                   E-5,Page-1

      This Special Warranty Deed may be executed in a number of identical counterparts. If so executed, each of the counterparts shall be deemed to be an original for all purposes and all the counterparts shall, collectively, constitute but one agreement. In making proof of this Special Warranty Deed, it shall not be necessary to produce or account for more than one counterpart.

      WITNESS the hand of Grantor as of the ___ day of ____________ 200__.

                                                CAPTEC FRANCHISE CAPITAL
                                                PARTNERS L.P. III

                                                By:  GP 3 Asset Acquisition, LLC
                                                Its:  General Partner

                                                By:  ________________________

                                                Its: ________________________

                                   E-5,Page-2

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ___________, 2005, by ________________, who is personally known to me, as Vice President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                          ______________________________________
                                          Name:  _______________________________
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires: _______________
                                          Acting in the Count of Washtenaw

The Grantee has executed this Special Warranty Deed to evidence its acceptance of same subject to the terms, conditions, restrictions and agreements contained herein.

                             Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company

                                                  By:  _________________________

                                                  Its:  ________________________

STATE OF _________________     )
                               )ss.
COUNTY OF _______________      )

The foregoing instrument was acknowledged before me this ___ day of ___________, 2005, by ________________, who is personally known to me, as the ____________ of
Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company.

                                         _______________________________________
                                         Name:  ________________________________
                                         State of ________, County of __________
                                         My Commission Expires:  _______________
                                         Acting in the County of _______________

This instrument was prepared by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544.

                                   E-5,Page-3

                                   EXHIBIT "A"

      Land situated in the City of Hurst, County of Tarrant, State of Texas, and more particularly described as follows:

      Land situated in the City of Hurst, County of Tarrant, State of Texas, and more particularly described as follows:

FEE: Being Lot 4R, Block 2 of WOODBRIDGE PLAZA ADDITION, an Addition to the City of Hurst, Texas, according to the map thereof recorded in Cabinet A, Slide 2397, Plat Records, Tarrant County, Texas.

EASEMENT: Non-Exclusive Easement Appurtenant in Volume 11706, Page 2201, Deed Records of Tarrant County, Texas.

Fee tract being more particularly described as follows:

TRACT I
BEING a tract of land situated in the JOHN H. DUNCAN SURVEY, Abstract No. 399, City of Hurst, Tarrant County, Texas and being all of Lot 4R, Block 2 of the WOODBRIDGE PLAZA recorded in Cabinet A, Slide 2397 of the Plat Records of Tarrant County, Texas (PRTCT) and being more particularly described as follows:

BEGINNING at a -1/2 inch iron rod found at the most southwesterly corner of said Lot 4R, Block 2, said point also being the northerly right-of-way of GRAPEVINE HIGHWAY (State Highway No. 26);

THENCE departing the northerly right-of-way of said GRAPEVINE HIGHWAY North 45 degrees 39 minutes 28 seconds West, a distance of 238.81 feet to -1/2 inch iron rod set for corner;

THENCE North 45 degrees 45 minutes 19 seconds East, a distance of 143.10 feet to an x cut in concrete set;

THENCE South 44 degrees 14 minutes 41 seconds East, distance of 247.89 feet to a -1/2 inch iron rod set in the northerly right-of-way of said GRAPEVINE HIGHWAY for corner;

THENCE along the northerly right-of-way of said GRAPEVINE HIGHWAY as follows:

South 45 degrees 45 minutes 19 seconds West, a distance of 46.09 feet to a -1/2 inch iron rod found;

South 51 degrees 29 minutes 17 seconds West, a distance of 91.58 feet to the POINT OF BEGINNING;

Containing within these metes and bounds 0.787 acres or 34,300 square feet of land, more or less.

                                   E-5,Page-4

                                   EXHIBIT E-6

Parcel Tax I.D. No. (s): 062924-000000-044050

Prepared by:
Captec Franchise Capital Partners, LP III
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI 48106

When recorded, return to:
GRANTEE

GRANTEE E.I.N.:
GRANTEE NAME: GIBRALTAR 1031 RESTAURANTS, LLC

                                 WARRANTY DEED

            (Wherever used herein, the term "Grantor" and "Grantee" shall include the heirs, personal representatives, successors and/or assigns of the respective parties hereto; the use of the singular number shall include the plural, and the plural the singular; the use of any gender shall include all genders.)

      THIS INDENTURE, made this ___ day of ___________, 200__, between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor"), and GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023 ("Grantee").

      WITNESSETH, that Grantor, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, to Grantor in hand paid by Grantee, the receipt whereof is hereby acknowledged, has granted, bargained and sold to Grantee, Grantee's heirs and assigns forever, the following described land, situate, lying and being in the County of Polk, State of Florida, to-wit:

See Exhibit "A" attached hereto.

      The above described land is not the homestead or contiguous to the homestead of the Grantor.

Subject to taxes for the year 2005 and thereafter, and the following matters of record:

See Exhibit "B" attached hereto.

And Grantor does hereby fully warrant the title to said land, and will defend the same against the lawful claims of all persons whomsoever.

WITNESS the hand of Grantor as of the ___ day of _____________ 200__.

WITNESS:                                            CAPTEC FRANCHISE CAPITAL
                                                    PARTNERS L.P. III

                                   E-6, Page-1

                                               By:  GP 3 Asset Acquisition, LLC
                                               Its:  General Partner

__________________________                By: ________________________

                                              Its:  ________________________
__________________________

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ________________, 2005, by ________________, who is personally known to me, as
Vice President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                         _______________________________________
                                         Name:  ________________________________
                                         State of Michigan, County of Washtenaw
                                         My Commission Expires:  _______________
                                         Acting in the County of Washtenaw

                                   E-6,Page-2

                                   EXHIBIT "A"

THE NORTH 100 FEET OF THE SOUTH 200 FEET OF THE WEST -1/2 OF THE SOUTHWEST -1/4 OF THE SOUTHWEST -1/4 OF SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

AND

THE SOUTH 100 FEET OF THE WEST -1/2 OF THE SOUTHWEST -1/4 OF THE SOUTHWEST -1/4 OF SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

All of the above being further described as:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 6, THENCE S 89 DEGREES 01'06" E, 41.48 FEET, ALONG THE SOUTH LINE OF THE SOUTHWEST -1/4 OF SAID SECTION 6 TO THE EAST RIGHT OF WAY LINE OF STATE ROAD NO. 37 (S. FLORIDA AVE) AND THE POINT OF BEGINNING, SAID POINT ALSO LYING ON A NON TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 3894.72 FEET; THENCE, NORTHERLY ALONG SAID CURVE AND RIGHT-OF-WAY LINE 200.60 FEET THROUGH A CENTRAL ANGLE OF 02 DEGREES 57' 04" (CHORD BEARING N 05 DEGREES 27'20" E, 200.58 FEET); THENCE, LEAVING SAID CURVE AND RIGHT-OF-WAY LINE, S 89 DEGREES 01'06" E, 601.52 FEET; THENCE SOUTH 200.00 FEET TO THE SOUTH LINE OF SAID SECTION 6; THENCE, ALONG SAID SOUTH LINE, N 89 DEGREES 01'06" W, 620.60 FEET TO THE POINT OF BEGINNING.

                                   E-6,Page-3

                                    Exhibit B

1. Drainage Pipe Line Easement in favor of Polk County, Florida set forth in instrument recorded in Official Records Book 2148, Page 2001.
2. Easement in favor of the City of Lakeland, Florida set forth in instrument recorded in Official Records Book 2650, Page 337.
3. Easement in favor of the City of Lakeland, Florida set forth in instrument recorded in Official Records Book 3826, Page 423.

                                   E-6,Page-4

                                   EXHIBIT E-7

WHEN RECORDED RETURN TO:

GRANTEE

                                                                  Recorder's Use

                              SPECIAL WARRANTY DEED

THE STATE OF TEXAS   )
                     )                      KNOW ALL BY THESES PRESENTS:
COUNTY OF COLLIN     )

      THAT THE UNDERSIGNED, CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, herein referred to as "GRANTOR", whether one or more, for and in consideration of the sum of TEN DOLLARS ($10.00) cash, and other good and valuable consideration in hand paid by the Grantee, herein named, the receipt and sufficiency of which is hereby fully acknowledged and confessed, has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, located at P.O. Box 235169, Encinitas, CA 92023, herein referred to as "GRANTEE", whether one or more, the real property described as follows:

      See legal description attached hereto as Exhibit A and made a part hereof;

      This conveyance, however, is made and accepted subject to the matters set forth on Exhibit B attached hereto and made a part hereof.

      TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said GRANTEE, GRANTEE'S heirs, executors, administrators, successors and/or assigns forever, and GRANTOR does hereby bind GRANTOR'S heirs, executors, administrators, successors and/or assigns, to WARRANT AND FOREVER DEFEND all and singular the said premises unto the said GRANTEE, GRANTEE'S heirs, executors, administrators, successors and/or assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty as stated herein, when the claim is by, through or under Grantor, but not otherwise.

      Current ad valorem taxes on said property having been prorated, the payment thereof is assumed by GRANTEE.

WITNESS the hand of Grantor as of the ___ day of _____________ 200__.

                                                CAPTEC FRANCHISE CAPITAL
                                                PARTNERS L.P. III

                                                By:  GP 3 Asset Acquisition, LLC
                                                Its:  General Partner

                                                By:  ________________________

                                   E-7, Page-1

                                                Its:  ________________________

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ___________, 2005, by ________________, who is personally known to me, as Vice President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                          ______________________________________
                                          Name:  _______________________________
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires:  ______________
                                          Acting in the County of Washtenaw

This instrument was prepared by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544.

                                   E-7, Page-2

                                   EXHIBIT "A"

TRACT I

Being Lot 9, Block 1 of WALTON PARK SQUARE ADDITION, an Addition to the City of PLANO, COLLIN County, Texas, according to the Replat thereof recorded in Volume J, Page 297, Map Records, COLLIN County, Texas.

TOGETHER WITH the following easement rights:

TRACT II

Those certain non-exclusive easement rights as set out in that Easement and Indemnity Agreement dated November 21, 1995, filed November 22, 1995, by and between Wal-Mart Stores, Inc., and Texas BEP, L.P., recorded under County Clerk's file number 95-0087886, Deed Records, COLLIN County, Texas.

TRACT III

Those easement rights as set out in that Parking Easement granted by Wal-Mart Stores, Inc. to Texas BEP, L.P., dated November 17, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087888, Deed Records, COLLIN County, Texas.

TRACT IV

Those non-exclusive easement rights as set out in the Driveway Easement Agreement by and between Texas BEP, L.P. and Chick-Fil-A, Inc., dated November 21, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087889, Deed Records, COLLIN County, Texas.

                                   E-7, Page-3

                                   EXHIBIT E-8

                                CORPORATION DEED

KNOW ALL MEN BY THESE PRESENTS: That CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544

Conveys and warrants to: Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023,

All the estate, right, title and interest of the following described premises situated in the Township of Macomb, County of Macomb, and State of Michigan, described as:

See legal description attached hereto as Exhibit "A"

Commonly known as: 45590 Gratiot
Parcel Identification Number 08-36-429-007

Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or otherwise appertaining for the sum of:

------------

The Grantor grants to the Grantee the right to make all available divisions under Section 108 of the Land Division Act, Act No. 288 of the Public Acts of 1967. This property may be located within the vicinity of farmland or a farm operation. Generally accepted agricultural and management practices which may generate noise, dust, odors and other associated conditions may be used and are protected by the Michigan Right to Farm Act.

Subject to existing building and use restrictions, easements and zoning ordinances, if any.

The Grantor herein warrants title against its acts or omissions only and none other.

                                   E-8, Page-1

WITNESS the hand of Grantor as of the ___ day of ____________ 200__.

Signed in the presence of:                CAPTEC FRANCHISE CAPITAL
                                          PARTNERS L.P. III
____________________________

                                          By:  GP 3 Asset Acquisition, LLC
____________________________              Its:  General Partner

                                          By:  _________________________

                                          Its:  ________________________

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW            )

The foregoing instrument was acknowledged before me this ___ day of ________, 2005, by ________________, who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                         ______________________________________
                                         Name:  ___________________________
                                         State of Michigan, County of Washtenaw
                                         My Commission Expires:  ____________
                                         Acting in the County of Washtenaw

                                   E-8, Page-2

                                   EXHIBIT "A"

Part of the southeast -1/4 of Section 36, town 3 north, range 13 east, being more fully described as:

Commencing at a point 1528.45 feet north 01 degree 42 minutes east from the southeast corner of Section 36; thence extending north 66 degrees 55 minutes west 499.02 feet; thence north 23 degrees 39 minutes east 135.85 feet along the southeast line of Gratiot Avenue (120 feet wide); thence south 67 degrees 07 minutes east 443.89 feet; thence south 1 degree 45 minutes (record) (42 minutes measured) west 147.55 feet along the east line of section 36 to the point of beginning.

AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning at a point located on the east right-of-way line of Michigan State Highway Route 3 (Gratiot Avenue), said point being situate north 86 degrees 04 minutes 18 seconds east a distance of 67.69 feet from a point located at the intersection of the projected centerline of Abington Circle with the centerline of aforementioned Michigan State Highway Route 3 (Gratiot Avenue); thence from the place of beginning along the aforementioned east right of way line of Michigan State Highway Route 3 (Gratiot Avenue), north 23 degrees 39 minutes 00 seconds east for a distance of 135.85 feet to a point; thence south 67 degrees 07 minutes 00 seconds east for a distance of 443.89 feet to a point; thence south 1 degrees 42 minutes 00 seconds west for a distance of 147.55 feet to a point; thence north 66 degrees 55 minutes 00 seconds west for a distance of
499.02 feet to the place of beginning.

Commonly known as:  45590 Gratiot
Parcel                 Identification          Number              08-36-429-007

                                   E-8, Page-3

                                   EXHIBIT E-9

PREPARED BY:
Captec Franchise Capital Partners, LP III
24 Frank Lloyd Wright Dr., Lobby L, 4th Floor
Ann Arbor, MI 48106

AFTER RECORDING, SEND TO:
Grantee

GRANTEE E.I.N.:_____________
GRANTEE: GIBRALTAR 1031 RESTAURANTS, LLC

Parcel Tax I.D. No.: 146036-1080

                              SPECIAL WARRANTY DEED

      THIS INDENTURE, made as of this ___ day of _____________ 2005, between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, hereinafter "Grantor", and GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, whose address is P.O. Box 235169, Encinitas, CA 92023, hereinafter "Grantee".

                                   WITNESSETH:

      That Grantor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), to it in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained and sold to Grantee, its successors and assigns forever, the following subscribed land, including all improvements thereon, situated, lying and being in the County of Duval, Sate of Florida, to-wit:

See Exhibit "A" hereto attached (hereinafter the "Property")

Subject to the Restrictive Covenant referenced in that certain Special Warranty Deed dated November 29, 1998 and recorded December 31, 1998 in Book 9177, Page 210-214 and further subject to those matters listed on Exhibit "B" attached thereto and by reference made a part hereof.

Together with 6,800 square feet of general commercial development rights allocated to the Property pursuant to that certain Allocation of Development Rights executed by NPC International, Inc., a Kansas Corporation and TSBI, Ltd., recorded March 11, 1998 in official Records Book 8876, at Page 102 of the Public Records of Duval County, Florida

And, except for those matters set forth on Exhibit "B" attached hereto, Grantor does hereby fully warrant the title to said land, and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other.

WITNESS the hand of Grantor as of the ___ day of _________________200__.

Signed in the presence of:                          CAPTEC FRANCHISE CAPITAL
                                                    PARTNERS L.P. III
____________________________

                                   E-9, Page-1

                                          By:  GP 3 Asset Acquisition, LLC
____________________________              Its:  General Partner

                                          By:  ___________________________

                                          Its:  __________________________

STATE OF MICHIGAN              )
                               )ss.
COUNTY OF WASHTENAW )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2005, by ________________, who is personally known to me, as Vice
President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                          ______________________________________
                                          Name:  _______________________________
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires:  ______________
                                          Acting in the County of Washtenaw

                                   E-9, Page-2

                                   Exhibit "A"

A part of Parcel "H", Deerwood Park North Replat Number One, as recorded in Plat Book 51, pages 6, 6A through 6N of the public records of Duval County, Florida; together with a part of section 12, Township 3 South, Range 27 East; all being a part of the lands described as "Overall Out Parcel" on page 1 of 2, Exhibit "A", Book 8710, pages 347 through 352 of said public records and more particularly described as follows: For a point of reference commence at the point of cusp formed by the intersection of curve No. C76 (curve number according to said plat) on the Southerly right of way line of Deer Lake Court with the Easterly right of way line of Southside Boulevard, State Road No. 115 (as now established as a 250 foot wide right of way); thence Southerly along said Easterly right of way line of Southside Boulevard, the same being a curve concave Easterly and having a radius of 11309.16 feet, an arc distance of 423.64 feet, said arc being subtended by a chord bearing of South 15 degrees 44'38" East and a chord distance of 423.62 feet to the Point of Beginning; thence continue Southerly along said right of way line and along the arc of said curve a distance of
263.60 feet, said arc being subtended by a chord bearing of South 17 degrees 29'05" East and a chord distance of 263.59 feet; thence North 71 degrees 39'36" East, departing from said right of way line, a distance of 41.82 feet to the point of curvature of a curve concave Northwesterly and having a radius of
200.00 feet; thence Northeasterly along the arc of said curve a distance of
72.23 feet, said arc being subtended by a chord bearing of North 61 degrees 18'49" East and a chord distance of 71.84 feet to the point of tangency of said curve; thence North 50 degrees 58'03" East a distance of 119.33 feet to the point of curvature of a curve concave Southeasterly and having a radius of
256.50 feet; thence Northeasterly along the arc of said curve a distance of
79.84 feet, said arc being subtended by a chord bearing of North 59 degrees 53'06" East and a chord distance of 79.52 feet to a point of reverse curvature; thence Northeasterly along the arc of a curve concave Northwesterly and having a radius of 23.50 feet, an arc distance of 7.30 feet, said arc being subtended by a chord bearing of North 59 degrees 53'57" East and a chord distance of 7.27 feet to a non-tangent end of said curve; thence North 17 degrees 47'58" West a distance of 187.90 feet; thence South 71 degrees 12'02" West a distance of
306.94 feet to the Point of Beginning.

                                   E-9, Page-3

                                  EXHIBIT E-10

When recorded, return to:
Grantee

                                                           PARCEL ID:  8-208-139

STATE OF NORTH CAROLINA

COUNTY OF CRAVEN

      THIS DEED, made and entered into this the _____ day of _____________________, 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, having an address of 24 Frank Lloyd Wright Dr., Lobby L, 4th Floor, Ann Arbor, MI 48106, party of the first part; and GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, having an address of P.O. Box 235169, Encinitas, CA 92023, party of the second part;

                                   WITNESSETH:

      That the party of the first part in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations to said party paid by the party of the second part, the receipt of which hereby is acknowledged, has bargained and sold and by these presents does grant, bargain, sell and convey unto the party of the second part, said party's successors and assigns, the following described property, to wit:

            See Exhibit "A" attached hereto

      This conveyance is made subject to utility and drainage easements of record and as shown on the map referenced in Exhibit "A" and subject to the non-exclusive license to erect and maintain a sign or signs upon a portion of said tract as shown on said map and as more fully set forth in those deeds recorded in Book 1007, Page 251 and Book 1007, Page 245 in the office of the Register of Deeds of Craven County.

      This conveyance is made together with all right, title and interest of the party of the first part in and to :

            (a) All buildings, structures and improvements upon the aforesaid property including without limitation all mechanical systems, fixtures and equipment (including without limitation, compressors, engines, elevators and escalators); electrical systems, fixtures and equipment; heating, air conditioning and ventilation fixtures, systems and equipment; and plumbing fixtures, systems and equipment; and

            (b) All of the easements benefiting, and rights of access appurtenant to the aforesaid property; and

            (c) All and singular the rights and appurtenances pertaining to the aforesaid property, including any adjacent streets, roads, alleys, accesses and rights of way; and

            (d) That certain Lease dated April 20, 1998 as amended (the "Lease"), between the party of the first part as landlord and RTM Acquisition Company, LLC, a Georgia limited liability company, as tenant, together with all prepaid rentals (to the extent applicable to a period beyond the date of closing) and security deposits under the Lease.

      This conveyance is made subject :

                                  E-10, Page-1

            (a) The easements recorded in Book 1007, Page 251 and Book 1007, Page 245; and Book 1007, Page 443;

      TO HAVE AND TO HOLD said property and all privileges and appurtenances thereunto belonging to the party of the second part, said party's successors and assigns forever.

      And the party of the first part does covenant that said party is seized of said property in fee and has the right to convey same in fee simple; that the same is free from encumbrances except any encumbrances or restrictions mentioned above and that said party will warrant and defend the title to the same against the lawful claims of all persons whomsoever.

                         (REMAINDER OF PAGE LEFT BLANK)

                                  E-10, Page-2

IN TESTIMONY WHEREOF, the party of the first part has set said party's hand hereto and has adopted as said party's seals the typewritten word "SEAL" appearing beside said party's name, this the day and year first above written.

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

                                      By:  GP3 Asset Acquisition, LLC
                                      Its:  General Partner

                                      By: ___________________________(SEAL)
                                      Print Name:
                                      Its: ___________________________

STATE OF _________________     )

COUNTY OF _______________      )

      I, Jennifer L. Tingley, Notary Public certify that Gary A. Bruder personally came before me this day and acknowledged that he is Vice President of GP3 Asset Acquisition, LLC, a Delaware limited liability company, which is the general partner of Captec Franchise Capital Partners, LP III and that he, as Vice President, by authority duly given and as the act of the limited liability company, executed the foregoing Deed on behalf of said limited partnership.

Witness my hand and official seal, this the _______ day of _______________2005

                                                   Official Stamp or Seal
____________________________________________
(Signature of officer taking acknowledgment)

My commission expires ________________________ (Date of expiration of commission as notary public)

                                  E-10, Page-3

                                   EXHIBIT "A"

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LYING AND BEING SITUATE IN NEW BERN, NUMBER EIGHT TOWNSHIP, CRAVEN COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE ON THE SOUTH RIGHT OF WAY LINE OF U.S. HIGHWAY NUMBER 17, SAID POINT HAVING NORTH AMERICAN DATUM 1983, NORTH CAROLINA GRID COORDINATES, WHERE NORTH = 151495.62573 METERS AND EAST = 783493.49133 METERS; SAID POINT BEING LOCATED NORTH 67 DEGREES 34 MINUTES 17 SECONDS EAST 338.37' FROM THE NORTH CAROLINA GEODETIC SURVEY STATION J 110, WHICH HAS A PUBLISHED PRELIMINARY POSITION WHERE NORTH = 151456.281 METERS AND EAST = 783398.169 METERS; THENCE FROM SAID BEGINNING POINT ALONG AND WITH THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17, NORTH 64 DEGREES 07 MINUTES 11 SECONDS EAST 182.16' TO AN EXISTING IRON PIPE AT THE INTERSECTION OF THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17 WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE (NORTH CAROLINA SECONDARY ROAD NUMBER 1340; THENCE, ALONG AND WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE THE FOLLOWING COURSES AND DISTANCES; SOUTH 22 DEGREES 38 MINUTES 14 SECONDS EAST 42.92' TO A SET IRON PIPE; THENCE SOUTH 13 DEGREES 19 MINUTES 14 SECONDS EAST 125.12' TO AN EXISTING IRON PIPE; THENCE LEAVING SAID WEST RIGHT OF WAY LINE ALONG AND WITH THE McDONALD'S CORPORATION PROPERTY LINE, SOUTH 81 DEGREES 54 MINUTES 02 SECONDS WEST 195.40' TO AN EXISTING IRON PIPE, A COMMON PROPERTY CORNER BETWEEN THE McDONALD'S CORPORATION PER DEED BOOK 1013, PAGE 131 AND JKLM, INC. PER DEED BOOK 1629, PAGE 832 IN THE CRAVEN COUNTY REGISTER OF DEEDS OFFICE; THENCE ALONG AND WITH THE JKLM, INC. PROPERTY LINE, NORTH 08 DEGREES 12 MINUTES 45 SECONDS WEST 110.52' TO THE POINT AND PLACE OF BEGINNING, CONTAINING 0.603 ACRES, BEARINGS HEREIN REFERENCED TO NORTH CAROLINA GRID NORTH , NORTH AMERICAN DATUM 1983.

                                  E-10, Page-4

                                    EXHIBIT F

                              ASSIGNMENT OF LEASES

      THIS ASSIGNMENT OF LEASES ("ASSIGNMENT") is made as of , 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106 ("ASSIGNOR") and GIBRALTAR 1031 RESTAURANTS, LLC, a(n) ______________ limited liability company, whose address is [ASSIGNEE ADDRESS] ("ASSIGNEE").

                                    RECITALS:

      1. Assignor leased to each "Tenant" (as defined in attached and incorporated Exhibit "1") certain "Premises" (as defined in Exhibit "1"), pursuant to those certain Leases described in Exhibit "1", a true and complete copy of each which are attached as Exhibit 2 (collectively, the "LEASES" and individually, a "LEASE").

      2. In connection with, and in consideration of, the acquisition of the Premises by Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of its right, title and interest in and to: (a) the Leases; (b) any security deposit(s) paid by any Tenant thereunder (collectively, the "SECURITY DEPOSITS"); and (c) any guaranty of any Lease.

      3. Assignee agrees to accept such assignment and perform all of the Assignor's obligations under the Leases arising from and after the date hereof.

      In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            (a) Assignor hereby assigns to Assignee all of Assignor's right, title and interest to and under the Leases and the Security Deposits, and Assignee assumes all of Assignor's duties and obligations under the Leases and agrees to perform and to be bound by all of the terms and provisions of the Leases in the place and stead of Assignor arising from and after the date hereof and to indemnify Assignor from and against all claims, awards or damages resulting from the acts and/or omissions of Assignee from and after the date hereof.

            (b) To Assignor's knowledge, each Lease is in full force and effect and has not been modified, amended or restated.

            (c) This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns.

            (d) This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law.

            (e) This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

      This Assignment of Leases has been executed as of the day and year noted above.

WITNESSES:                           ASSIGNOR

                                     CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III,
_______________________________      A DELAWARE LIMITED PARTNERSHIP
Print Name:____________________
                                     By:   GP3 Asset Acquisition, LLC,
                                           a Delaware limited liability company,
_______________________________            Its General Partner
Print Name:____________________

                                           By:________________________
                                           Name:______________________
                                           Title:_____________________

                                     ASSIGNEE:

WITNESSES:                           GIBRALTAR 1031 RESTAURANTS, LLC,
                                     A DELAWARE LIMITED LIABILITY COMPANY

_______________________________      By:   LMA Holdings, LLC,
Print Name:____________________            Its Sole Member

                                           By:__________________________________
                                                 Russell Geyser, its Sole Member

_______________________________
Print
Name:____________________

                                    EXHIBIT 1

                                       TO

                              ASSIGNMENT OF LEASES

                                 LEASE SCHEDULE

                                    EXHIBIT 2

                                       TO

                              ASSIGNMENT OF LEASES

                              COPIES OF THE LEASES

                                 [ATTACH LEASES]

                                    EXHIBIT G

                          NON-FOREIGN PERSONS AFFIDAVIT

      Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership ("TRANSFEROR"), the undersigned certifies the following on behalf of Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States employer identification number is ______________;

      3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                     CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III,
                                     A DELAWARE LIMITED PARTNERSHIP

                                    By:    GP3 Asset Acquisition, LLC,
                                           a Delaware limited liability company,
                                           Its General Partner

                                           By:________________________
                                           Name:______________________
                                           Title:_____________________

Dated as of __________, 2005.

                                    EXHIBIT H

                            FORM OF NOTICE TO TENANT

                               _____________, 2005

[TENANT NAME]
[TENANT ADDRESS]

Ladies and Gentlemen:

      This is to inform you that on __________________, 2005 the interest of CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership (the "SELLER") in that certain Lease, dated as of ____________________, ______ (the "LEASE"), between [SELLER][SELLER'S PREDECESSOR IN INTEREST, ____________________________], as landlord, and [TENANT NAME][TENANT ENTITY], as tenant, for the Property, located at [PROPERTY ADDRESS], has been assigned to GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company ("PURCHASER"). Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to Purchaser at the following address: [PURCHASER ADDRESS].

                                    Very truly yours,

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III,
                                    A DELAWARE LIMITED PARTNERSHIP

                                    By:   GP3 Asset Acquisition, LLC,
                                          a Delaware limited liability company,
                                          Its General Partner

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                   SCHEDULE 1

                               LIST OF VIOLATIONS

1. The City of Hurst attached a labor lien for $25.00 against the property located at 320 Grapevine Hwy in response to an alleged failure by Jack In The Box (the tenant) to promptly pay a $350 invoice form the City of Hurst for mowing and/or rubbish removal. Jack in the Box has advised Seller that the $350 invoice was paid promptly and that they have reached agreement with the City of Hurst to discharge the labor lien. Seller is in possession of a copy of the release and the City of Hurst has forwarded the original to Kristin Brown to record with closing.

                               Schedule 1, Page-1

                                   SCHEDULE 2

                               LIST OF LITIGATION

                                      NONE

                               Schedule 2, Page-1

                                   SCHEDULE 3

                              LIST OF CONDEMNATION

                                      NONE

                               Schedule 3, Page-1